SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
         Post-Effective Amendment No.   19                                   [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
         Post-Effective Amendment No.   19                                   [X]



                           MERRIMAN INVESTMENT TRUST

             1200 Westlake Avenue North, Seattle, Washington 98109

                            Telephone (206) 285-8877

                               AGENT FOR SERVICE:

                                Paul A. Merriman
              1200 Westlake Avenue North, Seattle Washington 98109




It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately  upon filing  pursuant to  paragraph  (b)
         [X] on January 30, 1998 pursuant  to  paragraph  (b)
         [ ] 60  days  after  filing  pursuant  to paragraph  (a)(i)
         [ ] on pursuant to paragraph (a)(i)
         [ ] 75 days after filing  pursuant to  paragraph  (a)(ii)
         [ ] on ___________ pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               [GRAPHIC OMITTED]



                                    MERRIMAN
                               FLEXIBLE BOND FUND

                                Seeking income,
                          preservation of capital and,
                        secondarily, growth of capital.



                                    MERRIMAN
                              GROWTH & INCOME FUND

                               Seeking long-term
                  growth of capital, income and, secondarily,
                            preservation of capital.



                                    MERRIMAN
                           CAPITAL APPRECIATION FUND

                         Seeking capital appreciation.


                                    MERRIMAN
                             ASSET ALLOCATION FUND

                               Seeking high total
                             return consistent with
                                reasonable risk.



                                    MERRIMAN
                             LEVERAGED GROWTH FUND

                          Seeking capital appreciation
                     through the use of leverage and other
                             investment practices.




                                    MERRIMAN
                                INVESTMENT TRUST

                                  a family of
                              defensively managed,
                                    NO LOAD
                                  mutual funds


The Merriman Investment Trust (the "Trust") is a no load, open-end investment company offering investors five diversified investment portfolios ("Funds") from which to choose. Shares of the Funds are offered "No Load", which means investors pay no sales charges, either directly or indirectly. Shares of the Funds are not issued or guaranteed by the United States Government and there can be no assurance given that the Funds will attain their objectives.

     This prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. A Statement of Additional Information, dated January 30, 1998, containing additional information about the Trust and the Funds has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Trust's address is 1200 Westlake Avenue North, Seattle, Washington 98109, and its telephone number is 1-800-423-4893. A copy of the Statement of Additional Information may be obtained at no charge by calling the Trust.

                                   PROSPECTUS
                                January 30, 1998

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SYNOPSIS

The Merriman Investment Trust is a professionally managed, open-end, investment company offering five diversified Funds from which investors may choose: the Merriman Flexible Bond Fund (the "Flexible Bond Fund"), the Merriman Growth & Income Fund (the "Growth & Income Fund"), the Merriman Capital Appreciation Fund (the "Capital Appreciation Fund"), the Merriman Asset Allocation Fund (the "Asset Allocation Fund") and the Merriman Leveraged Growth Fund (the "Leveraged Growth Fund"). The Funds utilize a defensive management investment strategy.

FUND OBJECTIVES

The objectives of the Flexible Bond Fund are income, preservation of capital and, secondarily, growth of capital. The objectives of the Growth & Income Fund are long-term growth of capital, income and, secondarily, preservation of capital. The objective of the Capital Appreciation Fund is capital appreciation. The objectives of the Asset Allocation Fund are high total return consistent with reasonable risk. The Asset Allocation Fund allocates its investments among five market segments: domestic and international equities, domestic and international fixed income, and precious metals. The objective of the Leveraged Growth Fund is capital appreciation through the use of leverage and other investment practices. The Funds are designed for long-term investors, including tax-deferred retirement plans. See "Investment Objectives and Policies," page 7.

KEY INVESTMENT STRATEGIES AND RISKS

A defensive management strategy utilizing proprietary, computer-assisted technical models is used by the Funds in an attempt to avoid the risk of being invested during declining market cycles. The risk of this strategy is that the Investment Manager may be wrong in predicting market trends and the consequent deployment of Fund assets. As a result, shareholders could be worse off than if no attempt had been made at predicting market cycles. See "Defensive Management," page 11.

In seeking to achieve broad diversification, each Fund invests primarily in the shares of other mutual funds (underlying funds). Consequently, in addition to paying the operational costs of the Funds, shareholders also indirectly pay a portion of the operational costs of such underlying funds. Such double-tired costs would not be incurred if shareholders owned the underlying funds directly. Federal regulations on the amount which may be invested in a single underlying fund may limit the Funds' investment in those the Investment Manager considers to be the most desirable. Also, the Funds have no knowledge or control over the day-to-day investment activities of underlying funds and their management's investment decisions may not correlate with the expectations of the Investment Manager. See "Broad Diversification," page 8.

OTHER RISKS

Underlying funds may invest up to 100% of their assets in the securities of foreign issuers. Foreign securities may pose increased risk over domestic issues due to different regulatory, auditing and exchange standards and practices imposed by foreign governments. If traded in foreign currencies, foreign issues may be exposed to currency exchange fluctuations. See "Foreign Securities and Currency Transactions," page 15.

Each Fund can be expected to have high portfolio turnover (100%-300%), which may result in greater short-term gains and transaction costs than funds with lower portfolio turnover. Short-term gains are taxable to many shareholders as ordinary income. See "Dividends, Capital Gain Distributions and Taxes," page 21, and "Portfolio Turnover," page 15.

Since the Flexible Bond Fund's assets are normally invested in "interest-sensitive securities," the Fund's net asset value can be expected to vary inversely with changes in market interest rates. The Flexible Bond Fund and, to a lesser extent, the Growth & Income and Asset Allocation Funds may be exposed, through investment in other mutual funds, to what are commonly referred to as "junk bonds." Such securities are speculative investments which carry greater risks than higher quality debt securities. See "Fixed Income Investments," page 14.

The Leveraged Growth Fund may borrow for investment purposes. Such borrowing, commonly called leverage, is a speculative practice and involves greater risk and expense than that incurred by many other funds having long-term growth as their objective. See "Leverage," page 15.

There are other risks associated with the Funds' investment policies, including income tax related risks. See "Other Investment Policies and Risks," page 13, for a more detailed description of the risks associated with investment in the Funds.

INVESTMENT MANAGER

Merriman Investment Management Company serves as the Funds' Investment Manager, providing overall management and supervision of Fund assets as well as administrative services and facilities. The fee for these services, based on average daily net assets, is computed monthly at the annual rate of 1% for the Flexible Bond Fund and 1.25% for the Growth & Income, Capital Appreciation, Asset Allocation, and Leveraged Growth Funds. See "Operations", page 23.

HOW TO PURCHASE SHARES

Shares are offered "No Load", which means that shares are sold without the imposition of a sales commission, through the Transfer Agent, Firstar Trust Co. Shares may be purchased by mail, telephone or bank wire. The minimum initial purchase in each Fund is $5,000. (However, the IRA account minimum is $2,000, there is no minimum for Automatic Investment Plan accounts and some broker-dealers, such as Schwab & Co., may accommodate investors who wish to invest less than $5,000.) Subsequent investments must be at least $100. See "How to Purchase Shares," page 16, and "Automatic Investment Plan," page 18. Shares may be purchased by individuals or organizations and may be appropriate for use in tax-sheltered Retirement Plans and Systematic Withdrawal Plans. See "Other Shareholder Services", page 21.

HOW TO REDEEM SHARES

Shares may be redeemed by mail, telephone or bank wire. There is no charge for most redemptions. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Transfer Agent. Shareholders may redeem or exchange shares by telephone (in amounts of $1,000 or more) for shares of any Fund offered by this prospectus or shares of the Firstar U.S. Government Money Market Fund, the Firstar Money Market Fund or the Firstar Tax-Exempt Money Market Fund. The Transfer Agent charges a fee of $5.00 for each telephone exchange. There is no charge for telephone redemptions. See "Costs and Expenses", page 3, "How to Redeem Shares", page 18, and "How to Exchange Shares", page 20.

DIVIDENDS AND DISTRIBUTIONS

Net investment income is distributed quarterly for the Flexible Bond Fund and annually for the other Funds. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and distributions in cash or they may be reinvested in additional Fund shares. (See "Dividends, Capital Gains Distributions and Taxes", page 21).

                               COSTS AND EXPENSES
                       SHAREHOLDER TRANSACTION EXPENSES:

         Redemption Fee (as a percentage of amount redeemed)                 0%1
         Exchange Fee (Telephone Exchange only)                          $5.00 2
-------------------------
1 The transfer agent charges a fee of $12 for the transfer of redemption proceeds by bank wire. There is no fee for redemption by check or ACH transfer. See "Payment of Redemption Proceeds," page 19.
2 The exchange fee of $5 is imposed by the transfer agent only on exchanges ordered by telephone. There is no fee for exchanges ordered by mail. See "How to Exchange Shares," page 20.

                         Annual Fund Operating Expenses
                        (As a percentage of net assets):

                                 Flexible           Growth &           Capital             Asset             Leveraged
                                   Bond              Income          Appreciation        Allocation           Growth
                                   Fund               Fund               Fund               Fund               Fund
                            ------------------------------------------------------------------------------------------------
Management Fees                      1.00%              1.25%              1.25%              1.25%               1.25%
Other Expenses                       0.46%              0.46%              0.54%              0.53%               0.52%
Interest Expense                        -                  -                  -                  -                2.36%
                            ================================================================================================
Total Fund
  Operating Expense                  1.46%              1.71%              1.79%              1.78%               4.13%
                            ================================================================================================

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming a 5% annual return.

          1 year                     $15                $17                $18                $18                 $41
          3 years                     46                 53                 56                 56                 127
          5 years                     80                 93                 97                 96                 211
         10 years                    175                202                211                209                 431

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. See "Management", page 23, for more information about the fees and costs of operating the Funds. Because of the interest expense associated with the Leveraged Growth Fund's use of leverage, total fund operating expenses may be higher for the Leveraged Growth Fund than for similar funds that do not use leverage. The example shown should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.


                              FINANCIAL HIGHLIGHTS

The information contained in the tables on pages 4 through 6 for the five fiscal years ended September 30, 1997, have been audited by Tait, Weller & Baker, independent accountants, whose report appears in the Funds' 1997 Annual Report (incorporated herein by reference), which may be obtained without charge from the Trust.

Merriman Flexible Bond Fund

For a share outstanding throughout each fiscal year ended September 30,
                                              1997      1996      1995       1994      1993      1992      1991     1990     1989(1)
                                           -------      ----      ----       ----      ----      ----      ----     ----     -------
Net asset value, beginning of               $10.36    $10.23     $9.94     $10.97    $10.78    $10.19     $9.84   $10.30    $10.00
period                                      ------    ------     -----     ------    ------    ------     -----   ------    ------

Income from investment operations:
Net investment income                         0.60      0.63      0.55      0.42       0.52      0.66      0.60     0.61      0.50
Net gains or (losses) on securities
  (both realized and unrealized)              0.38      0.13      0.29     (0.37)      0.65      0.59      0.37    (0.28)     0.29
                                              ----      ----      ----     -----       ----      ----      ----    -----      ----

Total from investment operations              0.98      0.76      0.84      0.05       1.17      1.25      0.97     0.33      0.79
                                              ----      ----      ----      ----       ----      ----      ----     ----      ----

Less distributions:
From investment income                      (0.60)     (0.63)    (0.55)    (0.42)     (0.52)    (0.66)    (0.62)   (0.61)   (0.49)
From realized capital gains                    - -       - -       - -     (0.66)     (0.46)       --        --    (0.18)       --
                                             ----       ----      ----     -----      -----                        -----

Total distributions                         (0.60)     (0.63)    (0.55)    (1.08)     (0.98)    (0.66)    (0.62)   (0.79)    (0.49)
                                            -----      -----     -----     -----      -----     -----     -----    -----     -----

Net asset value, end of period              $10.74    $10.36    $10.23     $9.94     $10.97    $10.78    $10.19    $9.84    $10.30
                                           =======    ======    ======    ======     ======    ======    ======    =====     =====

Total return                                 9.64%      7.62%     8.63%     0.36%     11.61%    12.65%    10.14%    3.27%     8.10%
Net assets, end of period ($000)            $9,220    $8,661    $8,592   $10,542    $12,917   $11,175   $11,085   $9,905    $6,698
Ratio of expenses to average net             1.46%      1.49%     1.50%     1.50%      1.54%     1.51%     1.55%    1.56%     1.50%*
assets
Ratio of net income to average net           5.54%      6.05%     5.17%     3.89%      4.91%     6.26%     6.03%    6.41%     7.14%*
assets
Portfolio turnover rate                    172.73%    139.77%   291.46%   472.49%    272.87%     2.92%   202.06%  234.29%  269.50%*


Merriman Growth & Income Fund

For a share outstanding throughout each fiscal year ended September 30,
                                             1997       1996      1995       1994      1993      1992      1991     1990     1989(2)
                                         -------       -----     -----      -----     -----     -----      ----     ----     -------
Net asset value, beginning of              $11.65     $11.32    $10.86     $10.92    $11.58    $11.37    $10.49   $10.84     $10.00
period

Income from investment operations:
Net investment income                        0.19       0.27      0.24       0.11      0.11      0.19      0.27     0.41       0.21
Net gains or (losses) on securities
  (both realized and unrealized)             2.40       1.02      1.29      (0.04)     0.44      0.21      1.00    (0.33)      0.83
                                             ----       ----      ----      -----      ----      ----      ----    -----       ----
Total from investment operations             2.59       1.29      1.53       0.07      0.55      0.40      1.27     0.08       1.04
                                             ----       ----      ----       ----      ----      ----      ----     ----       ----

Less distributions:
From net investment income                 (0.24)      (0.27)    (0.21)     (0.13)    (0.09)    (0.19)    (0.27)   (0.41)     (0.20)
From realized capital gains                (1.04)      (0.69)    (0.86)        --     (1.12)       --     (0.12)   (0.02)        --
                                           -----       -----     -----                -----               -----    -----

Total distributions                        (1.28)      (0.96)    (1.07)     (0.13)    (1.21)    (0.19)    (0.39)   (0.43)     (0.20)
                                           -----       -----     -----      -----     -----     -----     -----    -----      -----

Net asset value, end of period             $12.96     $11.65    $11.32     $10.86    $10.92    $11.58    $11.37   $10.49     $10.84
                                           ======     ======    ======     ======    ======    ======    ======   ======     ======


 Total return                              24.11%      12.18%    15.41%      0.62%     4.86%     3.52%    12.37%    0.80%     10.41%
Net assets, end of period ($000)           $9,514     $8,702    $9,348    $10,701   $16,778   $21,554   $19,859  $14,870     $9,091
Ratio of expenses to average net            1.71%       1.77%     1.76%      1.90%     1.69%     1.60%     1.71%    1.83%     2.00%*
assets
Ratio of net income to average net          1.42%       2.33%     2.10%      0.87%     0.93%     1.64%     2.47%    4.16%     4.12%*
assets
Portfolio turnover rate                   105.11%     133.00%    78.64%    240.27%   200.67%    90.71%   148.99%  329.00%    48.19%*

Merriman Capital Appreciation Fund

For a share outstanding throughout each fiscal year ended September 30,

                                              1997      1996      1995       1994      1993      1992      1991     1990     1989(3)
                                           ------       ----      ----       ----      ----      ----      ----     ----     ------
Net asset value, beginning of period        $10.93    $11.69    $10.82     $11.63    $11.52    $11.43     $9.78   $10.43     $10.00
                                            ------    ------    ------     ------    ------    ------     -----   ------     ------
Income from investment operations:
Net investment income                         0.06      0.19      0.09       0.19      0.00      0.27      0.22     0.48       0.08
Net gains or (losses) on securities
  (both realized and unrealized)              2.13      0.37      1.56      (0.38)     1.29      0.09      1.66    (0.65)      0.43
                                              ----      ----      ----      -----      ----      ----      ----    -----       ----
Total from investment operations              2.19      0.56      1.65      (0.19)     1.29      0.36      1.88    (0.17)      0.51
                                              ----      ----      ----      -----      ----      ----      ----    -----       ----
Less distributions:
From net investment income                  (0.06)     (0.23)    (0.07)     (0.16)    (0.04)    (0.27)    (0.23)   (0.48)     (0.08)
From realized capital gains                 (1.04)     (1.09)    (0.71)     (0.46)    (1.14)       --        --       --         --
                                            -----      -----     -----      -----     -----
Total distributions                         (1.10)     (1.32)    (0.78)     (0.62)    (1.18)    (0.27)    (0.23)   (0.48)     (0.08)
                                            -----      -----     -----      -----     -----     -----     -----    -----      -----
Net asset value, end of period              $12.02    $10.93    $11.69     $10.82    $11.63    $11.52    $11.43    $9.78     $10.43
                                            ======    ======    ======     ======    ======    ======    ======    =====     ======

Total return                                21.93%      5.69%    16.43%     (1.64%)   11.69%     3.14%    19.49%   (1.67%)     5.10%
Net assets, end of period ($000)           $15,567   $16,665   $22,205    $25,579   $39,037   $43,704   $45,629  $18,109     $8,838
Ratio of expenses to average net             1.79%      1.84%     1.78%      1.58%     1.51%     1.46%     1.48%    1.53%     1.50%*
assets
Ratio of net income to average net           0.58%      1.74%     0.80%      1.70%     0.04%     2.48%     1.73%    4.79%     3.63%*
assets
Portfolio turnover rate                    114.36%    254.77%   146.40%    344.25%   241.90%   122.09%   118.51%  429.44%    15.03%*



Merriman Asset Allocation Fund

For a share outstanding throughout each fiscal year ended September 30,

                                             1997       1996      1995       1994      1993      1992      1991     1990     1989(3)
                                          ------        ----      ----       ----      ----      ----      ----     ----     ------
Net asset value, beginning of              $11.61     $11.21    $11.22    $11.97     $10.74    $10.82    $10.04    $10.46    $10.00
period                                     ------     ------    ------    ------     ------    ------    ------    ------    ------

Income from investment operations:
Net investment income                        0.26       0.30      0.25      0.19       0.10      0.31      0.32      0.50      0.09
Net gains or (losses) on securities
  (both realized and unrealized)             1.27       0.50      0.62      0.15       1.76     (0.08)     0.78     (0.42)     0.45
                                              ---       ----      ----      ----       ----     ------     ----     ------     ----

Total from investment operations             1.53       0.80      0.87      0.34       1.86      0.23      1.10      0.08      0.54
                                             ----       ----      ----      ----       ----      ----      ----      ----      ----
Less distributions:
From net investment income                 (0.33)     (0.16)     (0.25)    (0.20)     (0.10)    (0.31)    (0.32)    (0.50)    (0.08)
From realized capital gains                (0.93)     (0.24)     (0.63)    (0.89)     (0.53)       --        --        --        --
                                           -----      -----      -----     -----      -----
Total distributions                        (1.26)     (0.40)     (0.88)    (1.09)     (0.63)    (0.31)    (0.32)    (0.50)    (0.08)
                                           -----      -----      -----     -----      -----     -----     -----     -----     -----
Net asset value, end of period             $11.88    $11.61     $11.21    $11.22     $11.97    $10.74    $10.82    $10.04    $10.46
                                           ======    ======     ======    ======     ======    ======    ======    ======    ======

Total return                               14.43%      7.41%      8.49%     2.91%     18.11%     2.13%    11.17%     0.75%     5.40%
Net assets, end of period ($000)          $16,543   $17,733    $22,632   $29,984    $29,492   $26,508   $28,350   $22,612    $9,169
Ratio of expenses to average net            1.78%      1.82%      1.76%     1.56%      1.52%     1.52%     1.52%     1.53%    1.50%*
assets
Ratio of net income to average net          2.26%      2.53%      2.11%     1.63%      0.85%     2.87%     3.03%     5.01%    3.88%*
assets
Portfolio turnover rate                   161.57%    204.55%    288.45%   449.55%    225.96%   132.56%   311.62%   415.73%   56.44%*


Merriman Leveraged Growth Fund

For a share outstanding throughout each fiscal year ended September 30,
                                                              1997       1996         1995         1994           1993       1992(4)
                                                           ------        ----         ----         ----           ----       ------
Net asset value, beginning of period                        $12.30     $12.30       $10.42       $10.41         $10.04       $10.00
                                                            ------     ------       ------       ------         ------       ------
Income from investment operations:
Net investment income (loss)                                (0.20)     (0.08)       (0.04)         0.07           0.06         0.04
Net gains on securities (both realized and                    3.33       0.84         2.33         0.03           0.37           --
unrealized)                                                  -----       ----         ----         ----           ----

Total from investment operations                              3.13       0.76         2.29         0.10           0.43         0.04
                                                              ----       ----         ----         ----           ----         ----
Less distributions:
From net investment income                                      --         --       (0.07)       (0.09)         (0.06)          --
From realized capital gains                                 (0.58)     (0.76)       (0.34)          --             --           --
                                                             -----      -----        -----
Total distributions                                         (0.58)     (0.76)       (0.41)       (0.09)         (0.06)          --
                                                             -----      -----        -----        -----          -----
Net asset value, end of period                              $14.85     $12.30       $12.30       $10.42         $10.41       $10.04
                                                             ======    ======       ======       ======         ======       ======

Total return                                                26.66%      6.85%       22.85%        0.91%          4.32%        0.40%

Net assets, end of period ($000)                           $17,785    $15,694       $9,686       $5,459         $5,879       $3,577
Ratio of expenses to average net assets(a)                   4.13%      3.70%        2.82%        2.06%          2.03%       2.08%*
Ratio of net income to average net assets                  (1.52)%    (0.78)%      (0.68)%        0.62%          0.65%       1.09%*
Portfolio turnover rate                                    130.36%    247.36%       87.50%      379.64%        130.68%        ---


Information relating to outstanding debt during the fiscal years ended Sept. 30,
                                                              1997             1996            1995
                                                           ------             ----            ----
Amount of debt outstanding at end of year               $7,000,000       $5,800,000      $4,000,000
Average amount of debt outstanding during the           $4,295,452       $2,981,434        $779,589
period
Average number of shares outstanding during the          1,250,115        1,156,941         656,687
period
Average amount of debt per share during the period           $3.44            $2.58           $1.19



Notes to Financial Highlights:

 *  Annualized
(1) For the period October 6, 1988 (commencement of operations) to September 30, 1989
(2) For the period December 29, 1988 (commencement of operations) to September 30, 1989
(3) For the period May 2, 1989  (commencement  of  operations)  to September 30,
1989
(4) For the period May 27, 1992  (commencement  of  operations) to September 30,
1992
(a) Expenses include interest expense of 2.36%, 1.95% and 1.01% for 1997, 1996 and 1995, respectively

                       INVESTMENT OBJECTIVES AND POLICIES

The Merriman Investment Trust (the "Trust") is a registered, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust consists of five diversified investment portfolios, each of which is referred to as a "Fund," together as "Funds." Each Fund is defensively managed and has a distinct investment objective as shown in the table below. Each Fund invests primarily in the shares of other investment companies, referred to as "mutual funds" or "underlying funds." Investors may invest in one or more Funds, according to individual needs and risk tolerance.

Risk Assessment. As with all investments, each Fund involves some risk. The table below is provided in an effort to assist investors in identifying the suitability of each Fund for their purposes. The Investment Manager's Risk Assessment shown below is its opinion of the risk level of each Fund relative to the other Merriman Funds only, and without regard to any other mutual fund or securities market investment. The Standard Deviation of Total Return (std. dev.) is also used as a risk measurement. Shown below, it is taken from an independent publication, Morningstar Principia(TM) for Mutual Funds (Morningstar). The std. dev. shown is a measurement of the volatility of past monthly total returns compared to the average monthly total return over the three years ended November 30, 1997. Each Merriman Fund is compared with the average std. dev. of a universe of other funds in its respective category as shown. High std. dev. values signify high volatility; low values signify low volatility. While past performance cannot be used to assure future investment results, std. dev. is a widely accepted risk measurement tool which may be useful when compared with other investments.


                                                                Investment Manager's               Standard Deviation
Merriman Fund             Investment Objective                    Risk Assessment                    of Total Return
Merriman Flexible         Income, preservation of capital              Lowest                       This Fund - 3.41
Bond Fund                 and, secondarily, growth of                                        3,721 fixed income funds - 4.32
                          capital

Merriman Growth &         Long-term growth of capital,                 Lower                        This Fund - 9.07
Income Fund               income and, secondarily,                                          608 growth & income funds - 13.03
                          preservation of capital

Merriman Asset            High total return consistent                 Lower                        This Fund - 8.30
Allocation Fund           with reasonable risk                                             93 multi-asset global funds - 8.82

Merriman Capital          Capital appreciation                        Moderate                      This Fund - 11.18
Appreciation Fund                                                                              1,191 growth funds - 15.66

Merriman Leveraged        Capital appreciation through the            Highest                       This Fund - 15.89
Growth Fund               use of leverage and other                                            1,191 growth funds - 15.66
                          investment practices


The Funds are designed for long-term investors, including tax-deferred retirement plans. The investment objectives and policies of each Fund, unless otherwise stated, may be changed by the Board of Trustees of the Trust without the prior consent of shareholders. Shareholders would be given sixty days notice in writing, however, prior to a material departure from the stated objectives and policies. Should such a change be implemented, the resulting investment objectives and policies may be different from those the shareholders considered appropriate for their needs at the time of investment in the Fund. There can be no assurance that a Fund's investment objective will be achieved.

                                 KEY STRATEGIES

DEFENSIVE MANAGEMENT

The defensive management strategy adopted by the Funds is designed to reduce exposure to "market risk," the investment risk associated with general stock and bond market declines. The Funds deploy assets aggressively in the market in anticipation of and during rising market cycles. Conversely, portfolio investments are liquidated into money market instruments in anticipation of and during declining market cycles. In other words, the Funds attempt to be "in the market" only when it is going up and "out of the market" when it is going down. If the Funds' defensive management strategy is successful, shareholders should experience greater overall returns than with an equivalent investment portfolio held through periods of market decline. Of course, correctly executing the timing of portfolio transactions in response to anticipated changes in interest rate or stock market trends is vitally important to the successful application of such a strategy. See "Defensive Management," page 11.

BROAD DIVERSIFICATION

Each Fund seeks to achieve broad diversification of its investment portfolio by investing primarily in the shares of mutual funds. The broad diversification available through investment in mutual funds compliments the Funds' defensive management strategy. Mutual funds selected will have investment objectives and policies believed by the Investment Manager to be consistent with and most likely to help the Fund achieve its investment objectives. Qualifying mutual funds are selected based on historical performance, management, risk and other factors, all relative to peer funds in their respective asset class. Please see the individual Fund descriptions, below, for details of the types of underlying fund investments each Fund will make, as well as "Investing in Mutual Funds", page 10.


                             THE FLEXIBLE BOND FUND

THE OBJECTIVES OF THE FLEXIBLE BOND FUND ARE INCOME, PRESERVATION OF CAPITAL AND, SECONDARILY, GROWTH OF CAPITAL. The mutual funds included in the Fund's portfolio may invest in all types of debt securities, including bonds, notes, mortgage-backed securities, government and government agency obligations, zero coupon securities, convertible securities, repurchase agreements and preferred stocks.

Generally, the Fund seeks to have the majority of its assets invested in mutual funds which invest in U.S. Government Securities or Investment Grade corporate bonds (those rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investors Service, Inc.
("Moody's") (Aaa, Aa, A and Baa)). But the Fund is flexible as to its mix of portfolio securities with respect to issuer, type, maturity, and quality. The Fund will seek to invest in those segments of the fixed-income market which, in the opinion of the Investment Manager, afford the greatest opportunities to achieve the Fund's objectives. From time to time the Fund may emphasize long, intermediate or short maturities, higher or lower yields or quality, U.S.
government, domestic or foreign market segments. Based upon information available to the Investment Manager relating to the portfolio mix of the mutual funds in which the Fund invests, the Fund seeks to limit its investments in Lower-Rated debt securities (those rated "BB" or below by S&P or Ba or below by Moody's, sometimes referred to as "Junk Bonds") to no more than 25% of its total assets, and in the securities of foreign issuers to no more than 35% of its total assets. Under normal conditions, the Fund will have at least 65% of its assets invested in mutual funds which invest primarily in fixed income securities.


                            THE GROWTH & INCOME FUND

The objectives of the Growth & Income Fund are long-term growth of capital, income and, secondarily, preservation of capital. The mutual funds included in the Fund's portfolio will generally have investment objectives of growth, growth & income and/or income. They may invest in common stocks, bonds and securities convertible into common stocks, both domestic and foreign. They may emphasize large or small capitalization securities, securities traded on securities exchanges or over-the-counter, and higher quality or lower quality securities. Mutual funds included in the Fund's portfolio will, in the Investment Manager's opinion, offer the best available prospects-when taken as a whole-for long-term growth of capital and income.

                         THE CAPITAL APPRECIATION FUND

The Objective of the Capital Appreciation Fund is capital appreciation. The mutual funds included in the Fund's portfolio will generally have growth or aggressive growth as their principal objective. They may invest in common stocks or securities convertible into common stocks, both domestic and foreign. They may emphasize large or small capitalization securities traded on securities exchanges or over-the-counter. The Fund may also invest in mutual funds having other than growth or aggressive growth objectives if, in the opinion of the Investment Manager, such investments would enhance the ability of the Fund to achieve its objective of capital appreciation. For example, "interest rate sensitive" securities (or mutual funds investing therein) may offer greater opportunities for capital appreciation during periods of declining interest rates than many growth oriented stocks. An investment is "interest rate sensitive" if its market value is affected by changes in market interest rates. Current income, while it may result from some of the investment strategies used by the Fund, will not be considered as a significant factor in the selection of securities for investment by the Fund. Under normal conditions, the Fund will have at least 65% of its assets invested in mutual funds which invest primarily for growth or capital appreciation.


                           THE ASSET ALLOCATION FUND

The objective of the Asset Allocation Fund is high total return consistent with reasonable risk. By "total return", the Fund means return from all sources, including current income, such as interest and dividends, and capital gains. In seeking to secure its objective, the Fund allocates its assets for investment among five market segments: domestic and international equities, domestic and international fixed income, and precious metals ( the precious metals segment includes the securities of companies principally engaged in mining, processing or distributing precious metals and other precious metals). The Fund remains flexible with respect to the percentage allocation of its portfolio to each market segment, but can generally be expected to have the majority of its assets allocated to the equities and fixed income market segments. By allocating its investments in this manner, the Fund will not be exposed to the same degree of market risk as a fund which, for example, invests in only one of the fore-going market segments. Assets allocated to a particular market segment will be invested in the shares of one or more mutual funds which invest primarily in such segment. The Fund believes that such diversification will further reduce the risks to the Fund and its shareholders. Defensive management strategies will be applied separately as to each segment of the Fund's portfolio.


                           THE LEVERAGED GROWTH FUND

The objective of the Leveraged Growth Fund is capital appreciation through the use of leverage and other investment practices. Except for its use of leverage, or borrowing, as described below, the investment policies of the Leveraged Growth Fund are the same as those of the Capital Appreciation Fund, described above.

Borrowing by the Fund. The Fund may borrow money for investment purposes as the Investment Manager deems appropriate. Such borrowing, commonly known as leverage, exaggerates the effect upon net asset valuation of increases and decreases in the market value of the Fund's portfolio. Accordingly, leverage will be utilized by the Fund in conjunction with its defensive management strategy (see "Defensive Management", page 11) only when the Investment Manager believes a rising trend in the stock market, accompanied by little risk of de-cline, is strongly indicated. The Fund may pledge its portfolio securities to secure such loans and lenders will have recourse only against the Leveraged Growth Fund. The Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including loans, less liabilities exclusive of loans) of 300% of the amount borrowed. Simply stated, the Fund may borrow up to $1 for each $2 of net assets. If market fluctuations or other reasons cause the 300% asset coverage to decline , the Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage. The timing of such a forced sale may be disadvantageous from an investment perspective.

                       KEY INVESTMENT POLICIES AND RISKS

                           INVESTING IN MUTUAL FUNDS

Mutual funds sell their shares to many investors and, in turn, invest the money received in securities which are expected to achieve their stated investment objectives. There is a wide variety of investment objectives and approaches from which investors may choose among the more than 5,000 mutual funds in operation. By aggregating the investments of many investors, the mutual funds are able to economically employ professional management in selecting investment securities and in pursuing their particular investment objective. Investors today hold stock and bond mutual fund shares worth in excess of two trillion dollars. Most mutual funds continually offer to redeem their shares at net asset value ("open-end companies"), but there are some that do not do so. The latter are referred to as "closed-end companies" and are traded on a national stock exchange or in the over-the-counter market. The operations of mutual funds and the sale and redemption of their shares are heavily regulated by federal regulatory authorities. Such regulation, of course, does not imply that a mutual fund will be successful in meeting its objectives.

Each of the Funds have adopted a policy of "concentrating" in mutual funds, which means that, at all times, at least 25% of a Fund's assets will be invested in mutual funds. Among other policies adopted by the Funds are that no Fund may:
(a) invest more than 25% of its total assets in the securities of mutual funds which themselves concentrate their investments in any one industry; (b) invest more than 25% of its total assets in any one underlying fund (see "Investment Restrictions", page 16); and (c) invest in any mutual fund not registered in the United States. Each Fund currently limits its investments in mutual funds to those which it may purchase without the imposition of sales commissions or redemption fees ("commission-free funds"). The Funds may, however, purchase mutual funds which impose a short-term trading fee (for redemptions made within a short time after purchase, usually 90 days or less) whenever the Investment Manager believes the risk of incurring such fees is outweighed by the potential investment returns obtainable. The Investment Manager has advised the Trustees that, in its opinion, a sufficient selection of commission-free funds presently exists to meet the needs of the Funds for the foreseeable future. The Funds may in the future, however, authorize investment in mutual funds that do charge the Funds sales commissions or redemption fees, if such investment is deemed advisable in the judgment of the Trustees. Prior to implementing such a change of policy, the shareholders would be given at least 60 days' written notice and the Prospectus would be amended. The mutual funds in which the Funds invest may incur distribution expenses in the form of "12b-1 fees."

The Funds may own shares of mutual funds which invest up to 100% of their assets in long or short-term fixed-income securities (debt securities issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities, corporate bonds, preferred stock, convertible preferred stock, convertible debentures and money market instruments, including money market mutual funds). Underlying funds may also invest up to 100% of their assets in the securities of foreign issuers (and some of those may engage in foreign currency transactions with respect to such investments). They may invest up to 25% of their assets in one industry, up to 15% in illiquid securities and up to 5% in warrants. Underlying funds may invest in companies whose securities are more volatile than the market as a whole. Underlying funds may lend their portfolio securities, sell securities short, borrow money, write or purchase put or call options on securities or stock indices, or enter into futures contracts and options on futures contracts.

Although the Funds will invest in a number of mutual funds, this practice will not eliminate all risks. By investing in underlying funds, investors indirectly pay higher operating costs than if they invested directly in the underlying funds. To offset higher costs, the Investment Manager attempts to identify and invest in underlying funds which have demonstrated historically superior performance and low operational costs.

Through their investment in mutual funds, the Funds may indirectly concentrate their assets in one industry. Such indirect concentration of a Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

A Fund, together with its affiliates, may not invest in an underlying fund if, as a result, the Fund and its affiliates (including the other Funds and the privately managed accounts of the Investment Manager and its affiliates) together own more than 3% of the total assets of the underlying fund. The Investment Manager will monitor the holdings of each Fund and of any such privately managed accounts in order to comply with the limitations. An underlying fund may, under the 1940 Act, elect not to redeem shares in excess of 1% of such underlying fund's outstanding shares during any period of less than 30 days. Therefore, should a Fund hold greater than 1% of an underlying fund's shares, the holdings in excess of 1% would be considered illiquid securities and, together with other such securities, would be subject to fundamental Fund policies limiting such holdings to 10% of that Fund's total assets. Because of these limitations, a Fund may not be able to purchase the shares of certain mutual funds believed to be most desirable by the Investment Manager, but may have to seek alternate investments. An underlying fund may, under certain conditions, elect to effect redemptions ordered by the Funds by making payment partially or wholly in securities from its investment portfolio in lieu of cash payment ("in kind redemptions"). In such case, a Fund may retain the securities so received if the Investment Manager believes that it is advisable, whether or not the purchase of such securities would be permitted by the investment objectives and policies of the Fund. The Fund would, of course, incur brokerage and transaction costs in disposing of the securities so received.

The Investment Manager of the Funds has no control over, or day-to-day knowledge of, the investment decisions of the underlying funds. It is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the Fund or the management of another underlying fund is selling the same security. This would result in an indirect expense to the Fund without corresponding economic or investment benefit. The use of defensive management strategies as related to a portfolio of mutual funds poses certain correlation problems. The Fund may invest in an underlying fund in anticipation of rising market prices while, at the same time, the underlying fund may be investing defensively. In such event, the Fund would lose the expected benefit of its ownership of the underlying fund either for as long as it retained its investment or until the management of the underlying fund repositioned its portfolio. See the Statement of Additional Information for a description of other investment vehicles, strategies and risks applicable to underlying funds.

SELECTION OF MUTUAL FUNDS. It is not necessary for the mutual funds in which the Funds invest to share the same investment objectives as the Fund making the investment. The Investment Manager will, however, select mutual funds for inclusion in a Fund's portfolio based primarily upon the degree to which the Investment Manager believes they would enhance the Fund's ability to achieve its investment objectives. There are many factors which can account for the significant variation in investment performance from one mutual fund to another-even funds having similar investment objectives and investing in the same category or class of assets. The level of risk a fund assumes, the capabilities of its management and, to a lesser extent, its level of operating expense may each account for substantial differences in investment results over any given period of time. Some fund managers, for example, have demonstrated capabilities to excel above their peers in rising markets, while some do better in falling or stagnant markets. Funds willing to take greater risk can generally be expected to outperform their more conservative peers in rising market periods, but will also lose value more rapidly during falling market periods. Excellent performance based upon risk assumption and management skill can be lost through high operating or sales expense.

Fund selection screening begins with an analysis of the investment objectives, policies, and strategies of many mutual funds in identifying potential candidates for investment. Candidates are then subjected to absolute and risk-adjusted performance evaluation over various time periods. Volatility is evaluated for each fund and class of funds. The portfolio composition of each fund, as reported through sources like Morningstar, is subjected to technical and fundamental analyses as deemed appropriate. To a lesser extent, the current investment outlook of fund management, to the extent obtainable through fund literature and interviews with fund portfolio managers, is evaluated. Strength of management, size, and shareholder services offered are among other factors evaluated by the Investment Manager in selecting suitable mutual funds for inclusion in a Fund's portfolio.

                              DEFENSIVE MANAGEMENT

The Funds are defensively managed. They have adopted a strategy designed to preserve capital by avoiding the risk of declining stock and bond markets. They deploy assets aggressively in the market in anticipation of and during rising market cycles and liquidate portfolio investments into money market instruments in anticipation of and during declining market cycles. Risks associated with such a strategy includes the risk that the Investment Manager may be incorrect in its expectations of market or interest rate trends and the resulting deployment of a Fund's assets. In such case, the Fund could lose money, depending upon the extent portfolio positions taken can be reversed or liquidated.

The Investment Manager utilizes proprietary analytical models as primary tools to control the timing of portfolio transactions. These models are an interrelated group of computer-based, econometric analysis tools. They analyze diverse market technical data to project trend changes in market prices. Simply put, they generate buy and sell signals. Broad markets, discrete market sectors and individual mutual funds may be monitored and evaluated technically by the models. The Investment Manager may, at its discretion, respond to buy and sell signals generated for broad markets or may allocate Fund assets to various market sectors or underlying funds and respond discretely as to such sectors or funds. None of the models recommend or select specific securities for purchase or sale by the Funds, but the models are designed to detect trend changes in market price movement.

THE MERRIMAN BOND SWITCH MODELS (the "Bond Models"), are used for the Flexible Bond Fund and the fixed income portions of the Growth & Income and Asset Allocation Funds;

THE MERRIMAN EQUITY SWITCH MODELS (the "Equity Models"), are used for the Capital Appreciation and Leveraged Growth Funds and the equity portions of the Growth & Income and Asset Allocation Funds;

THE MERRIMAN INTERNATIONAL FUND SWITCH MODELS (the "International Models"), are used for foreign segments of the Funds; and

THE MERRIMAN PRECIOUS METALS SWITCH MODEL (the "Precious Metals Model"), is used for the precious metals segment of the Asset Allocation Fund.

The Models undergo ongoing technical evaluation and are adjusted for sensitivity to changes in market values and trends based upon historical testing and observation. While it intends to rely primarily upon the Models to control the timing of portfolio transactions, such use is not a fundamental policy of any Fund. The Investment Manager employs numerous technical market analyses of the factors affecting investment in debt and equity markets. The Investment Manager may use its discretion in determining the weight given to all the technical analysis tools available to the Funds. Should a substantially different technical analysis system become primary in controlling the timing of portfolio transactions of any Fund, shareholders would be notified and the Prospectus would be amended.

FIXED INCOME STRATEGY

The goal of defensive management for fixed income portfolios (the Flexible Bond Fund and portions of the Growth & Income and Asset Allocation Funds) is to be "fully invested" (holding, through investment in underlying funds, eligible debt securities maturing, generally, in 5 to 25 years) when interest rates are expected to be stable or in a declining trend, and to be "uninvested" (holding only cash and money market instruments) when interest rates are expected to be in a rising trend. The reason for this is that the market value of debt securities can generally be expected to increase when interest rates decline and decrease when interest rates rise. (See "Risks Associated with Fixed Income Investments," page 14.) By being fully invested when interest rates are declining or stable, the Investment Manager believes that the production of interest income will be maximized, and the potential for capital growth will be present as the market value of portfolio securities rises. Conversely, by holding only cash and money market instruments when interest rates are rising, decreases in the market value of fixed income portfolio investments can be avoided while interest income continues to be earned on the money market investments.

The Bond Models generate buy and sell signals when interest rates and bond prices penetrate levels established by the Models' on-going technical and econometric analysis routines. The Bond Models are capable of analyzing each bond market sector individually. Such sectors may include international or domestic bonds, high yield or high grade corporate bonds, U.S. Government bonds, short, intermediate or long-term bonds and any combinations or sub-categories of these. In addition, mutual funds in which the Funds may invest may be analyzed by the Models. When the Models detect that the interest rate trend is about to change to generally rising (and therefore, that bond prices are about to change to generally declining), a sell signal is generated. Conversely, if the Models detect that the interest rate trend is about to change to generally declining or stable (bond prices generally rising or steady), a buy signal is generated.
Under normal conditions, whenever a buy signal is generated, the Investment Manager will fully invest all of the Fund's assets (allocated to the particular bond market sector or underlying fund for which the signal is generated) in eligible mutual funds. This fully invested portfolio position will be maintained until a sell signal is generated by the Bond Model. When a sell signal is generated the Investment Manager will liquidate the Fund's fully invested position (as to the pertinent sector or underlying fund) into money market instruments. Money market instruments will be maintained until the next buy signal is generated.

EQUITY STRATEGY

The goal of defensive management, for equity securities (the Capital Appreciation and Leveraged Growth Funds and portions of the Growth & Income and Asset Allocation Funds) is to vary the Fund's portfolio composition in accordance with stock market trends anticipated by the Investment Manager. Accordingly, the Fund will position its portfolio aggressively when a rising trend in the stock market, accompanied by little risk of decline, is strongly anticipated; conservatively when a more moderate rising trend in the stock market accompanied by an increasing risk of decline is anticipated; and defensively when a substantial risk of stock market decline is anticipated. A "substantial risk" of market decline exists when volatile or abnormal market conditions are anticipated because, for example, of rapidly accelerating inflation or interest rates, sharply declining stock markets or other volatile or unstable economic, financial or national security conditions.

The Investment Manager uses the Equity Models as primary tools to analyze various technical market data such as stock and stock index price changes, market volume, momentum and other relevant technical and economic data, in implementing the Funds' defensive management strategy, generally, for equities. The International Models and the Precious Metals Model, which use similar technical data pertaining to mutual funds or groups (indices) of mutual funds, are used as primary defensive management strategy tools for portions of the Funds' portfolios relating to foreign and precious metals investments.

An Aggressive portfolio position would involve deploying all of the Fund's assets (except for the maintenance of sufficient liquidity to meet redemption requests) in mutual funds investing primarily in equity securities to take advantage of a strongly anticipated rising market trend. The Leveraged Growth Fund may employ leverage as part of its aggressive portfolio positioning.

A conservative portfolio position would involve the investment of 65% to 70% of the Fund's total assets in mutual funds, with the remaining assets held in money market instruments. Leverage would be substantially curtailed or eliminated by the Leveraged Growth Fund when taking a conservative portfolio position.

A Defensive portfolio position would involve investment of less than 65% of the Fund's total assets in mutual funds, with the remaining assets temporarily held in money market instruments. Up to 100% of Fund assets may be withdrawn from the market and held in money market instruments. The Leveraged Growth Fund would not use leverage when positioned defensively.


                      OTHER INVESTMENT POLICIES AND RISKS

MONEY MARKET INSTRUMENTS

As a substitute for holding cash for temporary defensive purposes, each Fund may invest in money market instruments. The Funds using a defensive management strategy may invest up to 100% of their assets in money market instruments for temporary defensive purposes. Underlying funds may also hold money market instruments, and underlying money market funds invest exclusively in money market instruments.

Money market instruments mature in thirteen months or less from the date of purchase and may include any of the U.S. Government Securities listed under "Fixed Income Investments," page 14, bankers acceptances and certificates of deposit of domestic branches of U.S. banks. Also included are repurchase agreements ("Repos") and variable amount demand master notes ("Master Demand Notes") which, at the time of purchase, will be rated in the top two quality grades by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, if not rated, will be of equivalent quality in the judgment of the Fund's Investment Manager. Mutual funds investing at least 80% of their assets in money market instruments, or which hold themselves out to be money market funds, are included in the definition of money market instruments.

MASTER DEMAND NOTES. Master Demand Notes are unsecured debt obligations of U.S. corporations which are redeemable upon demand. Master Demand Notes permit a fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. The Funds will purchase Master Demand Notes only through the Master Demand Note program of the Funds' custodian bank, who acts as administrator thereof. Because they are direct arrangements between a fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time. A Fund's direct investment in the Master Demand Notes of any given issuer, together with any other securities of such issuer, will be limited to 5% of each Fund's total assets. Underlying funds may invest up to 100% of their assets in Master Demand Notes.

REPURCHASE  AGREEMENTS  ("REPOS").  Each Fund and underlying funds may invest in repurchase agreements with securities dealers or member banks of the Federal Reserve System. This involves the purchase by a fund of U.S. Government Securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in government securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the fund holding the Repo will seek to sell the underlying securities, which action could involve costs or delays. In such cases, a fund's ability to dispose of the securities to recover its investment may be restricted or delayed. To minimize this risk with respect to a Fund holding Repos, the securities underlying the repurchase agreement will be held by the Trust's Custodian, either physically or in book entry form, in an amount at least equal to the repurchase price under the agreement (including accrued interest thereunder). A Fund will only enter into repurchase agreements with parties meeting credit-worthiness standards established by the Trustees. Under the Trustees' general supervision, the Investment Manager monitors the credit-worthiness of such parties. In the event the other party to the repurchase agreement fails to repurchase the securities subject to such agreement, the fund holding the Repo could suffer a loss to the extent proceeds from the sale of the securities subject thereto were less than the repurchase price. The Funds have not over the past year purchased Repos and have no current intention to do so.

FIXED INCOME INVESTMENTS

The Flexible Bond, Growth & Income and Asset Allocation Funds may invest in mutual funds which invest primarily in short or long-term U.S. Government securities and corporate debt securities.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities, for the purpose of this prospectus, include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as: U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration ("FmHA") and the Export-Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements, as described under "Repurchase Agreements ("Repos")", page 13.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates", representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Each Fund limits its investment in such Certificates to 5% of its total assets.

CORPORATE DEBT SECURITIES. Corporate debt securities include "Investment Grade" and "Lower Rated" debt securities. Investment Grade securities are those rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investor's Services ("Moody's") (Aaa, Aa, A and
Baa). Lower Rated debt securities (so called "junk bonds") are securities which are rated "BB" or below by S&P or Ba or below by Moody's. Lower Rated bonds are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions. Underlying funds may have the ability to invest in such lower rated securities. See the Statement of Additional Information for a more detailed description of Moody's and S&P's ratings.

RISKS ASSOCIATED WITH FIXED INCOME INVESTMENTS. Investors in the Flexible Bond, Growth & Income and Asset Allocation Funds are exposed, through their investment in mutual funds, to three types of risk associated with fixed income investment. Interest Rate Risk is the potential for bond prices to fluctuate when interest rates change. When interest rates rise, bond prices fall. When interest rates fall, bond prices rise. Interest Rate Risk increases as a Fund's average portfolio maturity increases. The following table illustrates the probable effect of a 2% change in interest rates on three investment grade bonds of varying maturities:

       PERCENT INCREASE (DECREASE) IN THE PRICE OF A PAR BOND YIELDING 7%

        STATED                     2% INCREASE IN              2% DECREASE IN
       MATURITY                    INTEREST RATES              INTEREST RATES
  Short-Term (2.5 years)               (4.4%)                        4.7%
Intermediate-Term (10 years)          (13.0%)                       15.6%
  Long-Term (20 years)                (18.4%)                       25.1%


Thus, to the extent an underlying fund is invested in long-term maturities, its interest rate risk will be high. The Investment Manager invests in long-term bond funds only when it believes interest rates will be stable or declining. CREDIT RISK is associated with a borrower failing to make payments of interest and principal when due. An underlying fund's Credit Risk will increase as its overall portfolio quality decreases. Thus to the extent that an underlying fund is invested in high grade bonds and U.S. Government Securities, it will experience minimal credit risk, but to the extent it invests in lower quality bonds, its exposure to increased Credit Risk increases. CALL RISK for corporate bonds (or prepayment risk for mortgage-backed securities) is the possibility that borrowers will prepay (call) their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. Call Risk generally occurs during declining interest rates and is greater when an underlying fund is invested in long-term maturities. Thus, the longer an underlying fund's average portfolio maturity is, accompanied by a decline in prevailing interest rates, the Call Risk will increase.

Based upon information obtainable by the Investment Manager pertaining to portfolio composition of underlying funds, the Flexible Bond, Asset Allocation and Growth & Income Funds seek to limit their exposure to Lower Rated securities (so called "Junk Bonds") to 25%, 10% and 5% of their assets, respectively. Lower Rated securities carry greater risks than Investment Grade securities and, to the extent a Fund is invested, through underlying funds, in Lower Rated securities, it will assume such increased risks. An economic downturn or increasing interest rates could have an adverse affect upon less financially secure issuers' ability to repay interest and principal and could result in increased "junk bond" defaults. High yield bonds have been found to be less sensitive to interest rate changes than Investment Grade issues, but more sensitive to adverse economic or corporate developments. The Call Risk associated with Lower Rated issues may be increased when the issuer's financial position improves, because of its potential to refinance its debt at lower rates, even when market interest rates are stable. Lower Rated issues may be thinly traded, which could pose increased difficulty for underlying funds in valuation, because of less reliable, objective data available. Each Fund attempts to minimize fixed income risk by diversifying its portfolio. The Growth & Income and Asset Allocation Funds will not likely be as significantly affected by adverse bond market events as a Fund which invests most or all of its assets in fixed income securities. The Investment Manager will invest, through underlying funds, in Lower Rated securities only if it believes the investment opportunity mitigates the assumed risk.

LEVERAGE. The Leveraged Growth Fund may borrow (use leverage) for investment purposes. The use of leverage is a speculative technique, involving risks not incurred by funds which do not employ leverage. The cost of borrowed money may fluctuate with changing market rates of interest. The Fund may have to pay commitment or other fees to maintain lines of credit or may be required to maintain minimum average loan or deposit balances. The costs of borrowing may partially or completely offset, or even be greater than, the return earned on the borrowed money. In addition, should leverage be employed during adverse market conditions the Fund could be forced to sell portfolio securities to make interest or principal payments at a time when it would not normally consider it advantageous to do so. This could result in higher than normal portfolio turnover, which usually generates higher transaction costs and expenses for the Fund. Leveraging, when employed, will tend to exaggerate the Fund's net asset value per share fluctuation. Net asset value per share will increase more when the Fund's portfolio assets increase in value and will decrease more when portfolio assets decrease in value than would be the case without leverage. This is because the Fund's increased investment asset base--which fluctuates--is accompanied by a fixed obligation in connection with the borrowed money.

TAX-RELATED RISKS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. In order to so qualify, it must, among other things, derive at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of stock or securities or options thereon, The Funds' shareholders may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying funds. See "Dividends, Capital Gains Distri-butions and Taxes", page 21.

PORTFOLIO TURNOVER

Each of the Funds' historic portfolio turnover rates are shown under the caption "Financial Highlights," pages 4-6. Due to the nature of the Funds defensive management, the Funds have no restrictions on portfolio turnover, and will normally range from 100% to 300%. (A 100% turnover rate would occur, for example, if all of the securities in a Fund are replaced within a period of one year.) Rates in excess of 300% are a reflection of these Funds' disciplined response to volatile market conditions. There is generally a higher degree of risk associated with high portfolio turnover (100% or more is considered high). The volatility of the stock markets and interest rates, together with the defensive management strategy employed by the Funds, may involve selling portfolio securities within twelve months of their purchase which could result in short-term gains and/or losses. See "Tax Status of Dividends and Capital Gains Distributions," page 22, and "Brokerage Policies," page 24.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS

Underlying funds may invest up to 100% of their assets, in the securities of foreign issuers. These issuers and the foreign securities markets in which their securities are traded may not be as highly regulated as domestic issues, there may be less information publicly available about them and foreign auditing requirements may not be the same as domestic requirements. There may be delays in some countries in settling securities transactions, in some cases up to six months. In addition, foreign currency exchange rates may adversely affect an underlying fund's value. Other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other governmental restrictions could adversely affect value. Under the 1940 Act, a mutual fund may maintain its foreign securities in the custody of non-U.S. banks and securities depositories.

In connection with securities traded in a foreign currency, underlying funds may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date agreed upon by the parties. The price would be set at the time of entering into the contract. Concurrent with entry into a contract to acquire a foreign security for a specified amount of a foreign currency, the fund would purchase, with U.S. dollars, the required amount of foreign currency for delivery at the settlement date of the purchase. A similar forward currency transaction would be made in connection with the sale of foreign securities. The purpose of such a forward currency transaction is to fix a firm U.S. dollar price necessary to settle a foreign securities transaction, and thus to protect against adverse fluctuation of the exchange relationship between the U.S. dollar and the foreign currency needed to settle the particular transaction during the time interval between the purchase or sale date and settlement date. This time period is normally between three to fourteen days. Forward currency transactions are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract usually has no deposit requirements and no commissions are charged. While such contracts tend to limit the risk of adverse currency exchange rate fluctuations, they also limit the potential gain which might result from positive exchange rate fluctuations.

                            INVESTMENT RESTRICTIONS

In order to protect investors from certain investment and other risks, each Fund has adopted a number of investment restrictions which are considered fundamental, meaning they cannot be changed without the approval of the holders of a "majority", as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the shares of the Fund. The principal restrictions, applying to each Fund, are that the Fund may not:
     (1) Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes in amounts (taken at the lower of cost or current value) not exceeding 5% or, in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, 33.3% of its total assets (not including the amount borrowed) and may pledge its assets to secure such loans. So long as loans are outstanding, the Fund will not purchase any securities. In addition, the Leveraged Growth Fund may borrow for investment purposes as set forth elsewhere in the Prospectus and Statement of Additional Information;
     (2) Make loans of money or securities, except the Fund may (a) purchase debt obligations in accordance with its investment objectives and policies, (b) lend its portfolio securities (up to 33% of the value of its total assets) as permitted under the Investment Company Act of 1940, as amended, and (c) invest in repurchase agreements (but repurchase agreements having a maturity of longer than 7 days, together with illiquid assets, are limited to 10% of the Fund's total assets);
     (3) Invest more than 25% of the Fund's total assets in the securities of any one mutual fund, except as part of a merger, consolidation of other acquisition.

Restriction  number  (1),  above,  is expanded in the  Statement  of  Additional
Information concerning investment activities permitted, but not currently utilized by the Funds. Other fundamental investment restrictions are listed in the Statement of Additional Information.


                             HOW TO PURCHASE SHARES

You may purchase shares by mail with payment by check, or by telephone with payment by bank wire or Automated Clearing House (ACH) transfer. There are no sales commissions charged to investors, which means that 100% of your money is used to buy shares. Individual Retirement Accounts, corporate or self-employed retirement plans and Systematic Withdrawal Plans generally require special or supplemental application forms to open accounts. Assistance in opening accounts may be obtained from the Trust by calling toll-free, 1-800-423-4893, or by writing to the address shown on the cover. Payment for shares purchased should accompany the Account Application or purchase order as described herein. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Transfer Agent in proper order as indicated herein. The minimum initial investment in each Fund is $5,000 ($2,000 for IRA
accounts;   no  minimum  for  Automatic   Investment   Plan   accounts).   (Some
broker-dealers, such as Charles Schwab & Co., may accommodate investors who wish to invest less than $5,000.) Subsequent investments must be at least $100. Pay-ment must be made in U.S. dollars. Checks must be drawn on U.S. Banks. Third party checks will not be accepted. If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled
 . You will be responsible for any losses or expenses (including a $20 fee) incurred by a Fund or the Transfer Agent. It is the policy of the Funds not to accept applications under circumstances or in amounts considered disadvan-tageous to shareholders; for example, if an individual previously tried to pur-chase shares with a bad check, or the proper social security or tax identifica-tion number is omitted, the Fund reserves the right not to accept future appli-cations from such individual. The Trust reserves the right to reject any appli-cation which does not include a certified social security or tax identification number. You may also place orders through a broker-dealer, who may charge you a fee for its services. The Funds do not consider the U. S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Firstar Trust Company's post office box, of purchase applications or redemption requests does not constitute receipt by Firstar Trust Company or the Trust.

A Social Security or Taxpayer Identification Number (TIN) must be supplied and certified on the Account Application Form before an account can be established (unless you have applied for a TIN and the application so indicates). If you fail to furnish the Trust with a correct TIN, the Trust is required to withhold taxes at the rate of 31% on all distributions and redemption proceeds.

PURCHASE BY MAIL

To open an account, complete and sign the Account Application form accompanying the Prospectus. Be sure to indicate in which Fund(s) you wish your investment to buy shares, and make your check payable to that Fund. The application and your check should be mailed to Merriman Mutual Funds, c/o Firstar Trust Company, 3rd Floor, PO Box 701, Milwaukee, Wisconsin 53201-0701. The foregoing address should also be used for all written shareholder communication to the Transfer Agent unless the shareholder is using an express or overnight delivery service. Mail orders for subsequent investments should include, when possible, the Additional Investment Form which is attached to your Fund confirmation statement. Otherwise, be sure to identify the Fund and your account in your letter.

Overnight and express delivery services do not deliver to Post Office boxes. Please follow the instructions for regular mail orders, but use the following address to insure prompt delivery: Merriman Mutual Funds, c/o Firstar Trust Company, 3rd Floor, 615 E. Michigan Street, Milwaukee, WI 53202.

PURCHASE BY TELEPHONE WITH PAYMENT BY BANK WIRE

To establish a new account or add to an existing account by bank wire, please call Firstar Trust Company., 1-800-224-4743, before wiring funds, to advise them of your forthcoming investment, the dollar amount, the account registration, and to obtain a confirmation number. This will insure prompt and accurate handling of your investment. Please instruct your bank to use the following wiring instructions:
     Wire to: Firstar Bank Milwaukee, N.A., 777 E.  Wisconsin  Avenue, Milwaukee
              WI  53202, ABA Number 0750-00022
     For Credit to: Firstar Trust Company, Account No. 112-952-137
     For  Further  Credit  to:  (Fund  Name) ,  (Shareholder  Account  Number) ,
                                (Shareholder Name/Registration)
It is important that the bank wire contain all the information and that Firstar Trust Company receive prior telephone notification to ensure proper credit. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

PURCHASE BY TELEPHONE WITH PAYMENT BY ACH TRANSFER

The Automated Clearing House (ACH) system allows you to purchase shares by an electronic transfer of funds from your bank checking account, money market account, NOW account or savings account. ACH transfer may not be used for your initial share purchase. Please follow the procedures under "Purchase By Mail" or "Purchase by Telephone with Bank Wire" above, for your first purchase. Only bank accounts held at domestic financial institutions that are ACH members can be used for ACH purchases. Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Transfer Agent receives payment (in amounts of $100 or more) for shares purchased by electronic funds transfer through the ACH system. Most transfers are completed within three business days after your call to place the order. To preserve flexibility, the Fund may revise or remove the ability to purchase shares by telephone or may charge a fee for such service, although currently the Fund does not expect to charge a fee. Investors in the Fund may also request by telephone a change of address, a change of investments made through an Automated Investment Plan (see below), and a change in the manner in which dividends are received (see "Dividends, Capital Gain Distributions and Taxes," page 21, and "Risks of Telephone Transactions," page 19.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan allows you to purchase shares by an electronic transfer of funds at regular monthly intervals from your bank checking account, money market account, NOW account or savings account. There is no minimum initial investment when you enroll in the Automatic Investment Plan. Your account will be debited and shares will be purchased at regular monthly intervals of your choosing. You may join the Automatic Investment Plan by completing that portion of the New Account Application or filling out a separate Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. You may cancel your participation in the Plan or change the amount of purchase or the day each month on which the shares are purchased at any time by calling 1-800-224-4743 or by writing to the Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The change or cancellation will be effective five business days following receipt.

Each investment through the Automatic Investment Plan must be at least $100 and not more than $50,000. For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for Firstar to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

STOCK CERTIFICATES

Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.

HOW NET ASSET VALUE IS DETERMINED

The Net Asset Value of each Fund is determined on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of the Exchange (currently 4:00 p.m., New York time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. See the Statement of Additional Information for details concerning determination of net asset value.


                              HOW TO REDEEM SHARES

You may redeem (sell) shares by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received by the Transfer Agent in proper form, as indicated herein, whether by mail or telephone, prior to the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares as of the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services. Payments to investors redeeming shares which were purchased by check will not be made until the Trust can verify that the payment(s) for the purchase has been, or will be collected. It may take up to twelve (12) days for your check to clear. Redemption requests from retirement accounts must indicate an election not to have Federal Tax withheld or they will be subject to withholding. A Fund may suspend the right of redemption or postpone the date at times when the New York Stock Exchange is closed, or under any emergency circumstances as may be determined by the Securities and Exchange Commission.

The Funds expect normally to make all redemptions in cash. Circumstances could arise, however, under which a Fund may wish to make redemptions in kind. In such case, an in-kind redemption would only be made in readily marketable securities, which may cause the shareholder to incur brokerage fees upon disposition of such securities. See the Statement of Additional Information, "Redemptions in Kind", for further information.

The Board of Trustees reserves the right to redeem any account having a net asset value of less than $2,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account net asset value up to $2,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans for which Firstar Trust Co. serves as Custodian may be subject to tax withholding. See "Individual Retirement Accounts ("IRA") and Other Retirement Plans", page 21, for details.

If you are uncertain of the requirements for redemption, please contact the Transfer Agent, at 1-800-224-4743, or write to the address shown below.

PAYMENT OF REDEMPTION PROCEEDS

You may have your redemption proceeds sent to you by check, bank wire or ACH transfer. Proceeds will be sent to you, typically, within one or two business days, but no later than seven days after receipt of your redemption request. There is no charge for check redemptions. If you choose to have the proceeds wired, the Transfer Agent will charge your account $12 to pay for the wire transfer. If you elected the ACH option on the Account Application Form, you may choose to have your proceeds sent by electronic funds transfer to your bank account There is no charge for this service. There is a $100 minimum for each ACH transfer. It will usually take 2-3 business days for the redemption proceeds to reach your bank account.

REDEMPTION BY MAIL

Your regular mail request should be addressed to Merriman Mutual Funds, c/o Firstar Trust Co., PO Box 701, Milwaukee, Wisconsin 53201-0701. Your overnight, express, certified or registered mail request should be addressed to Merriman Mutual Funds, c/o Firstar Trust Co., 3rd Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202-5207. Your request must include:
(a) your share certificates, if issued;
(b) your letter of instruction or a stock assignment specifying the Fund from which shares are to be redeemed, the account number, and the number of shares or dollar amount to be redeemed, signed by all registered shareholders in the exact names in which they are registered; (c) signature guarantee(s) (see "Signature Guarantees," below); and (d) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

If not directed otherwise, a check for your redemption proceeds will be sent to your address on record with the Fund.

REDEMPTION BY TELEPHONE

You may make telephone redemptions (in amounts of $1,000 or more) unless you declined the privilege on the Account Application Form. (However, telephone redemption requests for IRA accounts will not be accepted.) To make a telephone redemption, call the Transfer Agent at 1-800-224-4743. The Transfer Agent will act upon any telephone instructions it believes to be genuine, to redeem shares from your account. Your Account Application Form specifies the person(s), bank, account number and/or address to receive your redemption proceeds. Once your account has been opened you may cancel the privilege by telephone or letter. Written instructions with signature(s) guaranteed (see "Signature Guarantees," page 20) are required to change the person(s), bank, account number and/or ad-dress designated to receive your redemption proceeds. Further documentation may be requested from corporations, executors, administrators, trustees and guard-ians. There is no charge for establishing or using this privilege. You may cancel the privilege at any time by telephone or letter. To protect you, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the Transfer Agent. See "Risks of Telephone Transactions," below.

RISKS OF TELEPHONE TRANSACTIONS. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions and/or tape recording all telephone instructions. Assuming procedures such as those listed above have been followed, the Fund will not be liable for any loss, cost or expense for acting upon and investor's telephone instructions or for any unauthorized telephone redemption. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow such procedure(s).

Shareholders would be given at least 60 days written notice prior to changing the fees imposed with respect to telephone transactions. You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the Transfer Agent's books for less than 12 days. During drastic economic and market changes, telephone redemption services may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent in person or by mail as described under "How to Redeem Shares," page 18.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you, the Funds and the Transfer Agent from fraud, and to be certain that you are the person who has authorized a redemption from your account. Signature guarantees are required for
(1) all mail order redemptions, (2) change of registration requests, and (3) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application. The Funds reserve the right to require a signature guarantee under other circumstances. The Funds will honor signature guarantees from acceptable financial institutions such as banks, savings and loan associations, trust companies, credit unions, brokers and dealers, registered securities associations and clearing agencies. A signature guarantee may not be provided by a notary public. The signature guarantee must appear either (a) on the written request for redemption, or (b) on a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held for you by the Transfer Agent are also being redeemed, on the letter or stock power.


                             HOW TO EXCHANGE SHARES

Shareholders may exchange, by mail or telephone, shares (in amounts worth $1,000 or more) of one Merriman Fund for shares of any other Merriman Fund or of three money market funds: the Firstar U.S. Government Money Market Fund, the Firstar Money Market Fund and the Firstar Tax-Exempt Money Market Fund. The Transfer Agent will charge your account a $5.00 exchange fee every time you make an exchange by telephone. There is no fee for exchanges made by mail. Shareholders would be given at least 60 days written notice prior to changing the fee for an exchange. To make an exchange, simply call the Transfer Agent at 1-800-224-4743 prior to 4:00 p.m. Eastern Time. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of the New York Stock Exchange, currently 4:00 p.m., on each day the exchange is open for business). Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. For further infor-mation about the Firstar Funds, call the Transfer Agent at 1-800-224-4743, or write to Firstar Trust Co., Mutual Fund Services - 3rd Floor, PO Box 701, Mil-waukee, Wisconsin 53201-0701. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict a shareholder(s) from making exchanges at any time, should the Trustees determine that it would be in the best interest of our shareholders to do so. A shareholder(s) will be given at least 10 days written notice prior to imposing restrictions or prohibition on Exchange Privilages. An exchange, for tax purposes, constitutes the sale of the shares of one fund and the purchase of those of another; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Feder-al income tax purposes. During drastic economic and market changes, telephone exchange services may be difficult to implement. The Exchange Privilage is only available in states where the exchange may legally be made.

The Firstar Funds made available to Merriman Fund shareholders under this Ex-change Privilage are not affiliated with the Merriman Funds or the Investment Manager, but are made available as a convenience to Merriman Fund shareholders desiring to invest a portion of their assets in money market instruments. The Investment Manager has entered into a Servicing Agreement with Firstar Funds, Inc. whereby the Investment Manager receives 2/10 of 1% of the average daily net value of shares of any fund offered by Firstar Funds, Inc. which are beneficial-ly owned by shareholders of the Merriman Funds in return for providing support services to said shareholders on behalf of Firstar.

                           OTHER SHAREHOLDER SERVICES

Systematic Withdrawal Plan provides for regular monthly or quarterly checks to be sent to you (or your designee). Shareholders owning shares of any Merriman Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Transfer Agent to redeem the necessary number of shares either monthly or quarterly in order to make the payments requested. Proceeds may either be mailed to you or moved to your bank account by ACH transfer. Transfers by ACH generally take up to three business days to reach your bank account. Share certificates for the shares being redeemed must be held for you by the Transfer Agent. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees", page 20). Corporations or other legal entities should call the Transfer Agent for special instructions. There is no charge for the use of this plan. Shareholders should be aware that such systematic withdrawals could deplete or use up entirely the initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon 60 days written notice or by a shareholder upon written notice to the Transfer Agent. An application may be obtained from the Transfer Agent by telephone at 1-800-224-4743. A signature guarantee is required to convert an existing account to systematic withdrawal.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRA") AND OTHER RETIREMENT PLANS, including the regular deductible IRA, the Roth nondeductible IRA, Simplified Employee Pension-Individual Retirement Accounts ("SEP-IRA") and Savings Incentive Match Plans ("SIMPLE") are furnished to enable shareholders and employers to set aside tax-deferred investments in Merriman Funds. There is no charge to establish an IRA with the Merriman Funds. A $12.50 annual maintenance fee per account (maximum of $25 for multiple Merriman Fund IRA accounts) is charged by Firstar Trust Co., who acts as IRA Custodian. A $15 fee applies for each transfer to a Successor Custodian, each distribution to a participant and for each refund of an excess contribution. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax. Redemption requests must indicate an election not to have Federal tax withheld or they will be subject to withholding. If you are uncertain of the redemption requirements, please contact Firstar Trust Company in advance at 1-800-224-4743. In addition to the plans mentioned above, Fund accounts may also be opened by all kinds of tax-deferred retirement plans. For assistance in open-ing or establishing tax-deferred retirement accounts, please call the Trust at 1-800-423-4893. Trust personnel will be happy to assist investors in estab-lishing tax-deferred plans, including those which permit investments in vehicles other than the Merriman Funds.

TOLL-FREE INFORMATION LINES are staffed during business hours for your convenience. Friendly, experienced personnel answer your questions, solve problems and provide current price quotes. For information about opening accounts, retirement plans, requests for prospectuses and account applications, call between 10 a.m. and 7 p.m. Eastern Time, 800-423-4893. For information about existing accounts, telephone exchanges and redemptions and for assistance with investing by wire, call between 9 a.m. and 8 p.m. Eastern Time, 1-800-224-4743.

SHAREHOLDER FEES CHARGED BY TRANSFER AGENT. . Shareholders will be notified in writing at least 60 days prior to the Fund(s) putting any new or increased fee into effect. All fees disclosed in the Prospectus which are charged to shareholders by the Transfer Agent are subject to change without notice. In addition to the fees disclosed elsewhere in the Prospectus, the Transfer Agent charges $20 for any Stop Payment (of a liquidation or distribution check) ordered by a Shareholder. Also, for account history research of transactions or other items which occurred in or previous to the second calendar year previous to the date of the request, the Transfer Agent charges a fee of $5 per research item.


                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends are paid to shareholders from net investment income, if any, quarterly for the Flexible Bond Fund and annually for the other Funds. The fiscal year end of each Fund is September 30. The Funds will also distribute net realized capital gains, including short-term gains, if any, during November or December. All dividend and capital gain distributions are automatically reinvested in additional shares of the Fund at the then current net asset value, except that, by notifying the Trust or by indicating on the Account Application Form, a shareholder may choose to receive dividend distributions and/or capital gain distributions in cash. Dividends and capital gains distributions are paid in cash or reinvested as of the "ex-date", which is normally the day following the record date.

With respect to cash distributions, shareholders can authorize another person or entity to receive such distributions. The name and address of the intended recipient should be clearly indicated in the Account Application Form or on a signed statement accompanying the Application Form.

Dividends and distributions are paid on a per-share basis. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the payment. Keep in mind that if you purchase shares shortly before the payment of a dividend or the distribution of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

TAX STATUS OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for Federal income tax with respect to amounts distributed to shareholders. The Funds intend to distribute all of their investment company taxable income and their net capital gain to shareholders, who may be proportionately liable for taxes thereon. Shareholders not subject to tax on their income will not be required to pay taxes on the amounts distributed to them.

Net investment income will be distributed to shareholders as dividends. Such dividends, along with any short-term capital gains distributed, will be taxable to shareholders (except IRA's, Keogh Plans, Simplified Employee Pension Plans and corporate retirement plans) as ordinary income, whether received in cash or invested in additional Fund shares. Long-term capital gains distributions are taxable as long-term capital gains regardless of how long shares of the Fund have been held. Investors should refer to the Statement of Additional Informa-tion, which contains additional information about dividends, distributions and taxes.

Borrowing by the Leveraged Growth Fund may cause some of its portfolio securities to be treated as "debt-financed" and dividends paid to corporate shareholders from earnings on such securities to be ineligible for the 70% dividends-received deduction which might otherwise be available to corporate shareholders. See the Statement of Additional Information, "Additional Tax Information," for further information.

Federal law requires that the Funds withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to certain shareholders who have not complied with Internal Revenue Service regulations. Therefore, you will be asked to certify on your application that the social security or tax identification number you provide is correct and that you are not subject to backup withholding for previous under-reporting to the IRS. If you do not have a social security number, you should indicate on the purchase form that an application to obtain a number is pending. The Fund is required to withhold taxes if a number is not subsequently delivered to the Fund within the time period prescribed by Federal tax regulations.

Shareholders will receive Federal tax information regarding dividends and capital gains distributions after the end of each year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, state or local taxes.

For Federal income tax purposes, exchanges and redemptions are taxable events, and accordingly, capital gains or losses may be realized. In addition to Federal taxes, you may be subject to state taxes on your dividends and distributions, depending on the laws of your home state.

Income (including dividends and distributions of short-term capital gains) received by a Fund from underlying funds in the Fund's portfolio, as well as any interest received on money market instruments and net short-term capital gains received by the Fund on the sale of underlying funds, will be distributed by the Fund and will be taxable to shareholders at ordinary income tax rates. The Fund may be expected to realize short-term gains from the sale of underlying fund securities held in its portfolio. Investors in the Fund may experience a greater tax liability than would result if they invested directly in the underlying funds.

Distributions of long-term capital gains received by a Fund from underlying funds, as well as net long-term capital gains realized by a Fund from the purchase and sale (or redemption) of underlying fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than six months). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

For purposes of determining the character of income received by a Fund when an underlying fund distributes long-term capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the underlying fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares after holding them for less than six months will be treated as a long-term capital loss to the extent of the gain distribution.


                                   MANAGEMENT

GENERAL INFORMATION

Merriman Investment Trust (the "Trust") is an open-end diversified management investment company commonly known as a "mutual fund". Organized in 1987 as a Massachusetts Business Trust, it is a "series" company, which means it may offer a choice of series or portfolios ("Funds"). Capital of the Trust consists of an unlimited number of no par shares of beneficial interest ("shares") which may be classified or reclassified by the Board of Trustees among the Funds or to any new Funds as they deem appropriate. Currently the Trustees have authorized the Flexible Bond Fund, the Growth & Income Fund, the Capital Appreciation Fund, the Asset Allocation Fund, and the Leveraged Growth Fund as described herein and have authorized an unlimited number of shares of each Fund which may be sold to the public. Each Fund so created is governed by the Investment Company Act of 1940, as amended, and rules thereunder and is preferred over all other Funds with respect to assets allocated to such Fund. Shares are issued fully paid and non-assessable and each share represents an equal proportionate interest in its particular Fund with every other share of that Fund outstanding. Each share of each Fund has no preference as to conversion, dividends or interest and has no preemptive rights. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for additional information.

OPERATIONS

THE INVESTMENT MANAGER. The Trust's operations are conducted under the general direction of the Board of Trustees. The Trust has employed Merriman Investment Management Co. as Investment Manager for the Funds. The Investment Manager provides continuous management of each Fund's investment portfolio, is responsible for overall management of the Trust's business affairs (subject, of course, to the supervision of the Trustees), provides certain of the Trust's executive officers, and supplies office space and equipment not otherwise provided by the Trust.

Paul A. Merriman, the President and Chief Executive Officer of the Investment Manager, has been a business executive since the early 1970's and was first licensed in the securities industry in 1966. He is also founder and President of Paul A. Merriman & Associates, Inc., an investment advisory firm affiliated with the Investment Manager from which the Funds will be obtaining defensive management recommendations. Mr. Merriman is the principal officer responsible for the operation of the computerized technical defensive management disciplines ("models") employed by the Funds. His experience includes all of the investment techniques which will be employed by the Funds.

Mr. William L. Notaro, Executive Vice President and Chief Operating Officer of the Investment Manager, has been primarily responsible for managing the Funds' investment portfolios in accordance with each Fund's defensive management strategies. He has also been responsible for the day-to-day management of the Funds' operations since the Trust was founded in 1989. An investment adviser who has had extensive executive and operational experience in the securities field, Mr. Notaro is a skilled securities market technician and has been engaged in the design and analysis of technically oriented money management systems since 1980. He also has extensive securities trading, execution and clearance experience.

The Investment Manger's address and phone number is the same as the Trust's. Compensation of the Investment Manager for the fiscal year ended September 30, 1997, based upon each Fund's daily average net assets, was 1.00% for the Flexible Bond Fund, 1.25% for the Growth & Income Fund, 1.25% for the Capital Appreciation Fund, 1.25% for the Asset Allocation Fund, and 1.25% for the

Leveraged Growth Fund. Investment Management fees are accrued daily on the books of each Fund and are paid monthly.

OTHER FUND COSTS. In addition to paying the Investment Manager, each Fund pays all its expenses not assumed by the Investment Manager. Expenses which apply only to one Fund such as, for example, a Fund's Investment Management Fee, are borne by that Fund to which the expense applies. Expenses which apply to more than one Fund, such as the cost of Board of Trustees' meetings, are allocated among the Funds in a fair and equitable manner in accordance with policies determined from time to time by the Trustees. Each Fund is also liable for any non-recurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Funds are accrued daily on the books of each Fund at a rate which, to the best of the Investment Manager's belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended September 30, 1997, the total expenses of each Fund (as a percent of average net assets) were 1.46%, 1.71%, 1.79%, 1.78% and 4.13%, respectively, for the Flexible Bond Fund, Growth & Income Fund, Capital Appreciation Fund, Asset Allocation Fund and Leveraged Growth Fund.

SHAREHOLDER SERVICING AND CUSTODY. Firstar Trust Co., whose street address is 615 E. Michigan Street, Milwaukee, WI 53202, serves as the Trust's Transfer and Dividend Paying Agent (Shareholder Services Agent) and Custodian, and provides the Trust with certain accounting and record keeping services. Firstar's mailing address is PO Box 701, Milwaukee, WI 53201-0701.

BROKERAGE POLICIES. The Funds invest primarily in underlying funds and money market instruments for which there is no brokerage commissions upon purchase or sale (redemption). Consequently, there will ordinarily be no brokerage commissions incurred, and purchase and redemption transactions would involve only nominal transaction fees. Securities transactions are effected through broker-dealers selected by the Investment Manager, with the view to obtaining the best price and execution. Within this guideline, the Investment Manager is permitted to prefer brokers who sell or recommend Fund shares to their clients, or who provide the Investment Manger with research services, such as statistical reports, technical and fundamental analyses, computer services, software and support, and quotation and other services helpful to the management of the Funds. Such research services, even though obtained through one Fund's brokerage transactions, may also benefit other Funds or clients of affiliates of the Investment Manager. Conversely, such services resulting from brokerage transactions of the Investment Manager's other clients or affiliates may also benefit the Funds.

VOTING AND OTHER. Each outstanding share, of whatever Fund, is entitled to one vote for each full share of stock and a fractional vote for each fractional share of stock, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund; except (i) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual Fund; and
(ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives of that Fund or approval of the investment management agreement. The shares of the Funds will have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose so. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and none of the Funds are expected to have an annual meeting of shareholders.


                                  PERFORMANCE

From time to time the Funds may advertise their total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Funds refers to the average annual compounded rates of return over certain periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all non-recurring charges at the end of each period. In advertising performance, the Funds may provide total return data for one, five and ten year periods, as well as from inception. If the Funds have been operating less than 1, 5 or 10 years, the time period during which the Funds have been operating will be substituted. The Funds may also compare their investment performance in advertisements to appropriate market indices (such as, for example, the Standard & Poors 500 Composite Stock Index) or mutual fund indices, and the Funds may advertise their ranking compared to other similar mutual funds or groups of mutual funds as reported by industry analysts (such as Morningstar, Inc. and Lipper Analytical Services, Inc.

Information about the performance of the Funds is contained in the Annual Reports of the Funds which may be obtained from the Trust without charge.

                               [GRAPHIC OMITTED]

                                    MERRIMAN
                                INVESTMENT TRUST

                                  a family of
                              defensively managed,
                                    NO LOAD
                                  mutual funds



                          Merriman Flexible Bond Fund
                         Merriman Growth & Income Fund.
                      Merriman Capital Appreciation Fund.
                         Merriman Asset Allocation Fund
                         Merriman Leveraged Growth Fund





Table of Contents                                  Merriman Investment Trust
                                                   1200 Westlake Avenue North
                                                       Seattle, WA 98109
                                                         1-206-285-8877
Synopsis...............................1
Costs and Expenses.....................3
Financial Highlights...................3               Investment Manager
Investment Objectives and Policies.....7      Merriman Investment Management Co.
Key Strategies.........................8            1200 Westlake Avenue North
Flexible Bond Fund.....................8               Seattle, WA 98109
Growth & Income Fund...................8
Capital Appreciation Fund..............9
Asset Allocation Fund..................9                 Custodian and
Leveraged Growth Fund..................9                 Transfer Agent
Key Investment Policies and Risks.....10                Firstar Trust Co.
Other Investment Policies and Risks...13                   PO Box 701
Investment Restrictions...............16               Milwaukee, WI 53201
How to Purchase Shares................16                  1-800-224-4743
How to Redeem Shares..................18
How to Exchange Shares................20
Other Shareholder Services............21                  Fund Counsel
Dividends, Capital Gain                               Sullivan & Worcester
   Distributions and Taxes............21             Boston, Massachusetts
Management............................23
Performance...........................24
                                                      Independent Auditors
                                                      Tait, Weller & Baker
                                                       Philadelphia, PA

                             MERRIMAN MUTUAL FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                           MERRIMAN INVESTMENT TRUST

                               [GRAPHIC OMITTED]

                                  a family of
                              defensively managed
                                    NO LOAD
                              mutual funds of the
                           Merriman Investment Trust


                          MERRIMAN FLEXIBLE BOND FUND

                         MERRIMAN GROWTH & INCOME FUND

                       MERRIMAN CAPITAL APPRECIATION FUND

                         MERRIMAN ASSET ALLOCATION FUND

                         MERRIMAN LEVERAGED GROWTH FUND


                           1200 Westlake Avenue North
                           Seattle, Washington 98109
                            Telephone 1-800-423-4893
                                 1-206-285-8877



This Statement of Additional Information is not a prospectus and should only be read in conjunction with the prospectus of the Merriman Investment Trust dated January 30, 1998. The prospectus may be obtained from the Trust, at the address and phone shown above, at no charge.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                January 30, 1998

                               TABLE OF CONTENTS

INTRODUCTION...................................................................1
INVESTMENT OBJECTIVES AND POLICIES.............................................1
  Defensive Management ........................................................1
  Hedging Strategies, Options and Futures Contracts............................2
  Options Transactions ........................................................2
  Futures Contracts and Options on Futures Contracts ..........................4
  Investing in Investment Companies............................................6
  Lending Portfolio Securities.................................................6
  Delayed Delivery and When-Issued Bonds.......................................7
  Zero Coupon Bonds............................................................7
  High Yield Bonds.............................................................7
  Concentration................................................................8
  Borrowing....................................................................8
  Illiquid and Restricted Securities...........................................8
  Foreign Issuers and Currencies...............................................9
  Repurchase Agreements .......................................................9
  Short Selling...............................................................10
  Warrants....................................................................10
  Other Transactions..........................................................11
INVESTMENT RESTRICTIONS.......................................................11
SPECIAL SHAREHOLDER SERVICES .................................................13
  Regular Account ............................................................13
  Systematic Withdrawal Plan .................................................13
  Retirement Plans ...........................................................14
  Exchange Privilege .........................................................16
  Redemptions in Kind ........................................................16
  Transfer of Registration ...................................................16
PURCHASE OF SHARES ...........................................................17
REDEMPTION OF SHARES .........................................................17
NET ASSET VALUE DETERMINATION ................................................17
TRUSTEES AND OFFICERS ........................................................18
5% SHAREHOLDERS...............................................................19
INVESTMENT MANAGER ...........................................................19
MANAGEMENT AND OTHER SERVICES ................................................20
ALLOCATION OF TRUST EXPENSES .................................................20
BROKERAGE ....................................................................21
ADDITIONAL TAX INFORMATION ...................................................21
CAPITAL SHARES AND VOTING ....................................................22
FINANCIAL STATEMENTS AND REPORTS .............................................23
PERFORMANCE...................................................................23
APPENDIX......................................................................25

                                  INTRODUCTION

     The Statement of Additional Information is designed to be read in conjunction with the Prospectus, which is incorporated in its entirety herein. Definitions used in the Prospectus have the same meaning herein.
     Merriman Investment Trust (the "Trust"), a Massachusetts business trust, is a professionally managed, open-end, series investment company. The Trust is designed to provide an opportunity for investors to pool their money to achieve economies of scale and diversification. The Trust currently issues shares of five diversified portfolios ("Funds"), and the Board of Trustees may establish additional portfolios at any time. The defensively managed Funds are; the Merriman Flexible Bond Fund (the "Flexible Bond Fund"), the Merriman Growth & Income Fund (the "Growth & Income Fund"), the Merriman Capital Appreciation Fund (the "Capital Appreciation Fund"), the Merriman Asset Allocation Fund (the "Asset Allocation Fund") and the Merriman Leveraged Growth Fund (the "Leveraged Growth Fund"). The Funds' key strategies and election to invest their assets primarily in the shares of other mutual funds ("underlying funds") are described in the Prospectus. Shareholders of the Flexible Bond Fund approved a change in its fundamental policies on December 16, 1992. Prior to that date the name of the Fund was Merriman Government Fund. Shareholders of the Growth & Income Fund approved a change in its fundamental policies on December 15, 1993. Prior to that date the name of the Fund was Merriman Blue Chip Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and key strategies of each Fund, as described in the prospectus and in further detail herein, may be changed by the Board of Trustees without approval of shareholders, unless otherwise noted. Shareholders would be given at least 60 days written notice prior to implementation, however, should any material change be adopted.

DEFENSIVE MANAGEMENT

     As discussed in the Prospectus, the Investment Manager intends to utilize, primarily, the Merriman Bond Switch Models (the "Bond Models") to assist in the control of fixed income portfolio transactions, the Merriman Equity Switch Models ("Equity Models"), the Merriman International Fund Switch Models (the "International Models") and the Merriman Precious Metals Switch Model (the
"Precious   Metals  Model")  to  assist  in  the  control  of  equity  portfolio transactions. The Models are proprietary products of Paul A. Merriman & Associates, Inc. ("PM&A"), General Partner of the Investment Manager and controlled by Paul A. Merriman, President and Trustee of the Trust. Use of the Models by the Investment Manager is in accordance with license agreements renewable by the Investment Manager for terms ending in the year 2018. The Bond, Equity and Precious Metals Models have been utilized by PM&A since August, 1983, and the International Model since January, 1988, to manage investments for PM&A's clients. Prior to their use, they were "back-tested" with over ten years of historical data in order to establish their economic viability.
     Although the Investment Manager plans to rely on the Models as its primary defensive management tool for the Funds, the Funds have not adopted policies requiring such use and the Investment Manager may utilize other models or strategies with or in place of the Models. Under the license agreements, PM&A is granted similar flexibility. The Investment Manager believes that, by using such strategies, superior returns are possible over the long-term by protecting Fund assets from the risk of declining markets. No assurance can be provided, however, that either the Models or the Investment Manager will be correct in their expectations of market trends.

HEDGING STRATEGIES; OPTIONS AND FUTURES CONTRACTS

     The Investment Manager may employ, but has not employed and has no present intention to employ during the current fiscal year, the investment strategy of hedging. The underlying funds in which the Funds invest may hedge their portfolios. Hedging strategies involve the purchase and sale of hedging instruments (options, futures contracts, options on futures contracts and combinations thereof) in an attempt to protect an investment portfolio from anticipated adverse market action. Hedging and the hedging instruments described below are used to generate gains (on the hedging instruments) which offset losses on other portfolio securities. Should the Funds elect to engage in hedging strategies in the future, shareholders would be given 60 days notice and the prospectus would be amended. In addition the Funds would be subject to certain fundamental limitations in the use of hedging as described in the Investment Restrictions, page 11.
     The use of puts, calls and futures contracts entails risks, including the possibility that a liquid secondary market may not exist at the time when a fund may desire to close out an option position. Trading in options and futures contracts might be halted at times when the securities markets are allowed to remain open. If a closing transaction cannot be effected because of the lack of a secondary market, the fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. Skills needed to trade options, futures contracts and options thereon are different than those needed to select equity or fixed income securities.
     An additional risk is that price movements in a fund's portfolio will not correlate perfectly with the price changes in stock indices, futures contracts and options thereon, and the prices on Government Futures Contracts and options thereon may not move inversely with interest rates. At best, the correlation between changes in prices of (a) stock indices, futures contracts and options thereon ("hedging instruments") and (b) the portfolio securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for the hedging instruments and for related securities, including technical influences in the trading of hedging instruments and differences between the financial instruments or stocks being hedged and the instruments underlying the standard futures contracts available for trading. Such differences could be, in the case of hedging instruments on U.S. Government Securities, interest rate levels, maturities and credit-worthiness of issuers and, in the case of stock indices and hedging instruments on stock indices, quality, intrinsic value and volatility. The hours of trading of futures contracts may not conform to the hours during which the funds may trade such securities. To the extent that the futures markets close before or after the U.S. Government Securities, bond or stock markets, significant price and rate movements can take place in the intervening time period that cannot be reflected in the market(s) first to close. Also, additional futures trading sessions may result in significant price movements, exercises of positions and margin calls at a time when the U.S. Government Securities and/or stock markets are not open. Consequently, if a fund has entered into options on stock indices, futures contracts and/or options thereon to hedge portfolio securities positions there is a risk that the securities hedged may loose more value than is offset by the hedge instruments, resulting in a loss to the fund.

OPTIONS TRANSACTIONs

     An option is a legal contract giving the purchaser the right to buy (in the case of a call) or sell (in the case of a put) a specified amount of a specified security at the specified price at any time before the option expires. In return for a premium paid to a writer ("seller") of a call the purchaser obtains the right to purchase the underlying security. The buyer of a put obtains in return for a premium, the right to sell a specified security to a writer of the put. Listed options are traded on national securities exchanges that maintain a continuous market enabling holders or writers to close out their positions by offsetting sales and purchases. The premium paid to an option writer is a non-refundable payment for the rights conveyed by the option. A put or call that is not sold or exercised prior to its expiration becomes worthless. In addition, there is no assurance that a liquid market will exist on a given exchange in order for an option position to be closed out, and, if trading is halted in an underlying security, the trading of options on that security is usually halted as well. In the event that an option cannot be traded, the only alternatives to the holder of the option are to exercise it or allow it to expire.

PURCHASING OPTIONS. The potential loss to a fund in purchasing put and call options is limited to the total of premiums, commissions and transaction costs paid for the option plus, in the case of a put option, the initial difference, if any, between the strike price of the put and the market value of the portfolio security. Underlying funds may purchase put options in an attempt to protect the value of portfolio securities when there is a risk of a substantial decline in value. Because holding a put grants a fund the right to sell the underlying security to the writer of the put at the strike price for a specific period of time, a fund is protected should the value of the security decline below the strike price during the term of the put. Puts and calls may also be purchased by a fund to cover puts and calls it has written.

Writing Options. When a fund writes a covered call option, it receives a premium payment and the purchaser obtains the right to buy the underlying securities from the fund at a specified strike price for a specified period of time. Thus the fund gives up the opportunity for gains on the underlying security (above the strike price) and retains the risk of loss so long as the option remains open. If the price should rise, the fund would likely be required to sell the securities to the holder of the call at a price less than the current market price. A fund would normally write a call option when the price of the securities underlying the call are expected to decline or remain stable. When the fund writes a covered put option, it gains a premium payment but, so long as the option remains open, assumes an obligation to purchase the underlying security at the strike price from the purchaser of the put, even though the current price of the security may fall below the strike price. A fund would normally write a put option when the price of the securities underlying the put are expected to rise or remain stable. If the price were to decline, the fund might be required to purchase the underlying securities from the holder of the put at a price greater than the current market price. So long as the option writer's obligation remains open, the writer may be assigned an exercise notice through the Options Clearing Corporation. The writer would, in such case, be required to deliver, in the case of a call, or take delivery, in the case of a put, the underlying security against payment of the exercise price. Upon expiration of the option, the obligation terminates. A fund may purchase options in closing transactions to terminate its obligations under options it has written. A closing transaction is the purchase of an option covering the same underlying security having the same strike price and expiration date (assuming availability of a secondary market) as the option the fund seeks to "close out." Once an option is exercised, the writer may not enter into a closing transaction. If the cost of a closing transaction, plus transaction costs, is greater than the premium received by the fund upon writing the original option, the fund will incur a loss in the transaction.

OPTIONS ON TREASURY BONDS AND NOTES. Interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues. The Exchanges, however, will not indefinitely continue to introduce new options series with expirations to replace expiring options on particular issues, but will likely limit new issues to a limited number of new expirations while allowing old expirations introduced at the commencement of options trading to run their course. Thus, options trading on each new series of Bonds or Notes will be phased out and there will no longer be a full range of expiration dates available for every series on which options are traded.

OPTIONS ON TREASURY BILLS. Writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the exact underlying security, because the deliverable Treasury Bill changes from week to week.

OPTIONS - SECONDARY MARKET. If a fund, as a covered call option writer, is unable to effect a closing transaction because a liquid secondary market is not available at the time the fund desires to effect such a transaction, the fund will not be able to sell the security underlying the call option until the option expires or the fund delivers the underlying security upon exercise. There are several reasons that a liquid secondary market may not exist at any given time. They include: insufficient trading interest in certain options; restrictions on certain transactions imposed by an Exchange; trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; interruption of the normal operations on an Exchange; inadequate facilities of an Exchange or the OCC to handle trading volume; or a decision by one or more Exchanges to discontinue the trading of options (or a particular series or class of options), in which event the secondary market on that Exchange would cease to exist, although outstanding options on that Exchange that had been issued by OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means the acquisition of a contractual obligation to acquire securities at a specified price on a specified date. Underlying funds may purchase and sell futures contracts for the purpose of hedging portfolio securities against the adverse effects of stock market and/or interest rate movements.

GOVERNMENT FUTURES CONTRACTS. Bond values generally vary inversely with interest rates, e.g.; as interest rates go up, bond prices decline. A fund might sell a Government Futures Contract as a hedge against an anticipated increase in interest rates, and might purchase a futures contract as a temporary substitute for the actual purchase of portfolio securities it intends to buy. When a fund purchases a Government Futures Contract, it agrees to take delivery of a specific type of debt security at a specific future date for a specific price. When it sells a Government Futures Contract, it agrees to make delivery of a specific type of debt security at a specific future date for a specific price. Either obligation may be satisfied or "closed out" by actually taking or making delivery as agreed, or by entering into an offsetting Government Futures Contract. At the date hereof, Government Futures Contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes and GNMA Certificates on the Chicago Board of Trade and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.

STOCK INDEX FUTURES CONTRACTS. An underlying fund might sell a futures contract to hedge an anticipated decline in stock market prices, in lieu of, or to supplement hedging individual securities in the fund's portfolio. Conversely, a fund might purchase a futures contract in anticipation of a rise in stock market prices. Stock Index Futures Contracts obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Futures Contracts can be purchased and sold on the Standard & Poor's 500 Index on the Chicago Mercantile Exchange and on the Major Market Index on the Chicago Board of Trade.

OPTIONS ON STOCK INDICES AND FUTURES CONTRACTS. Underlying funds may also purchase options on futures contracts and may write (sell) covered options to buy or sell futures contracts. An option on a futures contract gives the purchaser, in return for a premium paid, the right to assume a position in the futures contract (a purchase if the option is a call and a sale if the option is a put). The writer, if the option is exercised, is required to assume an offsetting futures position (a sale if a call and a purchase if a put). Exercise of the option is accompanied by the delivery of the accumulated cash balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the strike price of the option on the futures contract. A fund may enter into "closing" transactions on futures contracts and options thereon in order to terminate existing positions.

     An underlying fund may purchase or sell options on Government Futures Contracts. Those currently available include options on futures contracts on U.S. Treasury Bonds, U.S. Treasury Notes and Cash Settled GNMA's on the Chicago Board of Trade. Options on Government Futures Contracts are similar to options on other securities, except that the related investment is a futures contract. Thus, the buyer of a call option obtains the right to purchase a futures contract at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a futures contract at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying futures contract.
     Underlying funds may engage in options transactions on Stock Indices, Stock Index futures contracts and certain commodity and currency indices and futures contracts related to its portfolio securities. Futures contracts can be purchased and sold with respect to the U.S. Dollar Index on the Financial Instrument Exchange (a division of the New York Cotton Exchange) and with respect to the CRB (Commodities Research Bureau) Index on the New York Futures Exchange. Puts and calls on stock indices and stock index futures contracts are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index (and, therefore, on price movements in the stock market generally) rather than on price movements on individual securities. When the purchaser buys a call on a stock index or stock index futures contract, it pays a premium to the seller. If the purchaser then exercises the call prior to its expiration, the seller is required to pay the purchaser an amount of cash to settle the call if the closing level of the stock index or stock index futures contract upon which the call is based is greater than the strike price of the call. That cash payment is equal to the difference between the closing price of the index or futures contract and the strike price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the purchaser buys a put on a stock index or stock index future, it pays a premium and obtains the right to require the seller, upon the purchaser's exercise of the put, to deliver to the purchaser an amount of cash to settle the put if the closing level of the stock index or stock index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier in the same manner as described above as to calls.
     A fund neither pays nor receives money upon the sale of a futures contract. Instead, when a fund enters into a futures contract, it will initially be required to deposit with its custodian bank for the benefit of the futures broker an amount of "initial margin" of cash or U.S. Treasury Bills, which currently ranges from 1/10 of 1% to 4% of the contract amount, depending on the type of contract. The term "initial margin" in futures transactions is different from the term "margin" in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures broker are made on a daily basis as the market price of the futures contract fluctuates.
     At any time prior to expiration of the futures contract, a fund may elect to close its position by taking an offsetting position which will operate to terminate the fund's position in the futures contract. While futures contracts on U.S. Government securities provide for the delivery and acceptance of securities, most futures contracts, including stock index futures contracts, are terminated by entering into offsetting transactions. Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the offsetting securities positions of the portfolio which are being hedged would, in most cases, substantially alleviate the loss incurred in the futures contract. In addition, a fund would presumably have sustained comparable losses if, instead of the futures contract, the fund had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a fund has sufficient assets to satisfy its obligations under a futures contract, the fund earmarks to the futures contract money market instruments equal in value to the current price of the underlying instrument less the margin deposit.
     A clearing corporation associated with the commodity exchange on which a Futures Contract trades assumes responsibility for the completion of transactions and guarantees that Futures Contracts will be performed.
     The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in stock market and/or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

LIMITATIONS ON OPTIONS AND FUTURES CONTRACTS. Transactions in options by underlying funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which an underlying fund may write or hold may be affected by options written or held by affiliates of such fund. Position limits also apply to futures contracts. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain sanctions.

INVESTING IN INVESTMENT COMPANIES

     As described in the Prospectus, the Funds invest in the shares of other investment companies (commonly called "mutual funds" and sometimes referred to herein as "underlying funds"). The mutual funds in which the Funds invest will be registered in the United States and will be managed by a number of investment advisors. The Funds believe that this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals over a diverse spectrum of investment portfolios. The mutual funds in which the Funds invest may have differing investment objectives, they may invest in bonds, equities, tax-exempt securities and a variety of other investments. They may seek speculative or conservative investments or any mixture of these objectives and strategies. The Funds' Investment Manager is responsible for evaluating, selecting and monitoring each mutual fund in which the Funds invest.
     The mutual funds in which the Funds invest may engage in some or all of the investment techniques and may invest in some or all of the types of securities in which the Funds engage or invest. In addition, underlying funds may have less stringent limitations on investment activities than the Funds. This could conceivably result in the Funds having a greater exposure to certain risks than intended. The Funds believe that this risk exposure is effectively reduced by investing in a diversified portfolio of mutual funds.

LENDING PORTFOLIO SECURITIES

     In order to earn additional income on its portfolio securities, each Fund and the underlying funds in which the Funds invest may lend up to 33% of the value of its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral, consisting of cash or U.S. Government Securities, or any combination thereof, equal to not less than 100% of the market value, determined daily, of the securities loaned. Although the limitation on the amount of securities any Fund may lend is a fundamental policy, the particular practices followed in connection with such loans are not deemed fundamental and may be changed by the Board of Trustees without the vote of the Fund's shareholders. While each Fund reserves the right to lend its portfolio securities, it has not done so in the past and has no present intention of doing so in the future.

DELAYED DELIVERY AND WHEN-ISSUED SECURITIES

     Underlying funds and the Flexible Bond, Growth & Income and Asset Allocation Funds may purchase or sell U.S. Government Securities on a delayed delivery basis or may purchase such securities on a when-issued basis. Such transactions arise when a fund commits to sell or purchase securities with payment and delivery taking place in the future. The purpose, if done by the Funds, is to attempt to secure a more advantageous price and/or yield to the fund at the time of entering into the transaction than could be obtained on a similar transaction providing for normal settlement. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the delayed delivery and when-issued transaction was entered into. When a fund engages in delayed delivery and when-issued transactions, the fund relies on the seller or buyer, as the case may be, to consummate the transaction, and failure to consummate the transaction may result in the fund missing the price or yield considered to be advantageous. Normally, such transactions may be expected to settle within three months from the date the transactions are entered into. However, no payment or delivery would be made by a Fund until it receives delivery or payment from the other party to the transaction. The Fund will deposit and maintain, in a segregated account with the Custodian, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. There is no Fund policy limiting delayed delivery and when-issued transactions. While the Flexible Bond, Growth & Income and Asset Allocation Funds reserve the right to purchase Delayed Delivery and When-Issued securities, they have not done so in the past and have no present intention of doing so in the current fiscal year.

ZERO COUPON BONDS

     The Flexible Bond Fund and Growth & Income Fund may each invest up to 10%, and underlying funds may invest up to 100%, of their respective total assets in zero coupon U.S. Government Securities and domestic corporate bonds ("Zeros"). Such securities do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder of a Zero receives only the right to receive the face value upon maturity. The advantage of a Zero is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. A bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. Zero's are subject to greater price volatility than current-interest bonds during periods of changing interest rates, more so with longer maturities. A disadvantage of a fund's investment in Zeros is that the fund is obligated to recognize as interest income, on a current basis, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Investment Manager will therefore invest in Zeros only when it believes that the overall benefit to shareholders will offset this disadvantage. While the Flexible Bond and Growth & Income Funds each reserve the right to invest in Zero's, they have not done so in the past and have no present intention of doing so in the current fiscal year.

HIGH YIELD BONDS

     The Flexible Bond, Growth & Income and Asset Allocation Funds may invest up to 5% of their assets in high yield bonds, or so-called "junk bonds." The underlying funds in which the Funds invest may invest up to 100% of their assets in high yield bonds. Investors should familiarize themselves with the risks of investing in high yield bonds. (See the Prospectus, "Fixed Income Investments.") Investors should be aware that the widespread expansion of government, consumer and corporate debt within our economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, leading to an increased risk of default. If the issuer of a bond defaulted, the holder may incur additional expenses to seek recovery. Periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high yield bonds and, consequently, to the extent held by a Fund or underlying funds, the value of the Fund. High yield bonds structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically.
     High yield bonds may contain redemption or call provisions. If an issuer exercises these in a declining interest rate market, a fund holding such bonds would have to replace the security with a lower yielding security, resulting in a decreased return for the shareholders. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the net asset value of any fund holding them. If a fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds at a time when it would not otherwise sell them based upon their investment merits, thereby decreasing the total return expected from the investment. High yield bonds may be subject to market value fluctuation based upon adverse publicity and investor perceptions (whether or not based on fundamental analysis), exposing investors to a increased risk of decreased values and liquidity, especially in a thinly traded market.
     There are a number of risks associated with reliance upon the credit ratings of Moody's and S&P when investing in fixed income investments. Credit ratings evaluate the safety of principal and interest payments but not the market value of high yield bonds. Rating agencies may fail to timely change the credit ratings to reflect subsequent events. Before investing is high yield debt securities directly, the Investment Manager would perform its own evaluation of fundamental and other factors establishing and would continuously monitor the issuers of such bonds actually held in the Funds' portfolio. See the Appendix, "Description of Bond Ratings".
     While the Flexible Bond, Growth & Income and Asset Allocation Funds reserve the right to invest directly in high-yield bonds, they have not done so in the past and have no present intention of doing so in the current fiscal year.

CONCENTRATION

     An underlying mutual fund may concentrate its investments in a single industry (but the Funds limit investment in any one underlying fund to no more than 25% of the total assets of each Fund). The value of shares of such an underlying fund may be subject to greater market fluctuation because investment alternatives within a single industry are more limited than for the market as a whole.

BORROWING

     The Leveraged Growth Fund borrows for investment purposes as described in the Prospectus. The Flexible Bond, Growth & Income, Capital Appreciation and Asset Allocation Funds may each borrow up to 5% of its total assets for extraordinary purposes and up to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of the Fund's securities. Underlying funds in which the Funds invest may borrow up to 33.3% of total assets for the purpose of increasing portfolio holdings. Because of such leveraging, the effects of market price fluctuations on the portfolio net asset value of the Leverage Growth Fund and underlying funds will be exaggerated. Interest and other transaction costs would be incurred in connection with borrowing.

ILLIQUID AND RESTRICTED SECURITIES

     The Funds may invest not more than 10%, and underlying funds not more than 15% (money market funds are limited to 10%) of their respective net assets in illiquid securities (repurchase agreements maturing in over seven days, certain over-the-counter options and other securities for which there is no readily available market, ) and restricted securities (securities which would be legally restricted from resale). If a fund holding such securities decides to sell them, a considerable period of time could elapse until it is able to sell them. During that period, the market value of such securities (and therefore the market value of the particular fund) could decline.

FOREIGN ISSUERS AND CURRENCIES

     Each Fund reserves the right to make direct investments in foreign securities (up to 5% of its respective total assets). During the past year the Funds have not made such investments, and each Fund has no present intention of doing so within the current fiscal year. However, an underlying fund may invest up to 100% of its assets, in the securities of foreign issuers. These issuers and the foreign securities markets in which their securities are traded may not be as highly regulated as domestic issues, there may be less information publicly available about them and foreign auditing requirements may not be the same as domestic requirements. There may be delays in some countries in settling securities transactions, in some cases up to six months. In addition, foreign currency exchange rates may adversely affect an underlying fund's value. Other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other governmental restrictions could adversely affect value. Under the 1940 Act, a mutual fund may maintain its foreign securities in custody of non-U.S. banks and securities depositories.
     In connection with securities traded in a foreign currency, a fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date agreed upon by the parties. The price would be set at the time of entering into the contract. Concurrent with entry into a contract to acquire a foreign security for a specified amount of a foreign currency, the fund would purchase, with U.S. dollars, the required amount of foreign currency for delivery at the settlement date of the purchase. A similar forward currency transaction would be made in connection with the sale of foreign securities. The purpose of such a forward currency transaction is to fix a firm U.S. dollar price necessary to settle a foreign securities transaction, and thus to protect against adverse fluctuation of the exchange relationship between the U.S. dollar and the foreign currency needed to settle the particular transaction during the time interval between the purchase or sale date and settlement date. This time period is normally between three to fourteen days. Forward currency transactions are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract usually has no deposit requirements and no commissions are charged. While such contracts tend to limit the risk of adverse currency exchange rate fluctuations, they also limit the potential gain which might result from positive exchange rate fluctuations.

REPURCHASE AGREEMENTS

     Each Fund may purchase U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities". The resale price reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Under guidelines issued by the Trustees, the Investment Manager will carefully consider the credit worthiness of any vendor of repurchase agreements prior to entering into a repurchase agreement and will monitor such vendor's credit worthiness during the term of the repurchase agreement. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the Investment Company Act of 1940, as amended (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be marked to market daily and monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository. While the Funds limit their direct repurchase agreement transactions to U.S. Government Securities, underlying funds may not have such limitations. Lower quality securities underlying a repurchase agreement transaction would involve potentially greater risk.

SHORT SELLING

     An underlying fund may engage in short selling (the sale of a security it does not own). In order to make delivery, it "borrows" the needed securities from a broker and replaces them at a later time by purchasing them in the open market. The price paid may be more or less than the price received when the securities were sold short. The broker retains the proceeds from the short sale to the extent necessary to meet margin requirements, until the securities are replaced. So long as the short sale is outstanding, any interest and dividends generated by the borrowed security must be paid to the lender and there may be other brokerage charges associated with the transaction. In addition, the fund must deposit and maintain on a daily basis, in a segregated account, an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). Up to 80% of a fund's net assets may be so deposited as collateral for the obligation to replace securities borrowed in connection with short sales. If the price of a security sold short decreases between the time of the short sale and replacement of the borrowed security, the fund would incur a loss. Conversely, the fund will realize a gain if the price of a security sold short increases between the time of the short sale and replacement of the borrowed security. A short sale "against the box" occurs when a fund sells short a security the fund owns long, or if the fund owns securities convertible into, or exchangeable without further consideration for, the identical securities as those sold short. Short "against the box" transactions are generally used to defer realizing gains or losses on securities for federal income tax purposes. The Funds will not invest in underlying funds unless such funds limit short sales as follows: The dollar amount of short sales at any one time will not exceed 25% of the fund's net equity, and the value of securities of any one issuer in which an underlying fund is short may not exceed the lower of 2% of the value of such fund's net assets or 2% of the securities of any class of any issuer. Short sales may be made only in those securities which are fully listed on a national securities exchange. This provision does not include the sale of securities if the fund contemporaneously owns or has the right to acquire securities equivalent in kind and amount to those sold (i.e., short sales "against the box").

WARRANTS

     The Funds do not invest directly in warrants. An underlying fund, however, may invest in warrants, which are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. The Funds will invest in underlying funds only if such funds limit their investments in warrants to 5%, valued at the lower of cost or market, of the value of such funds' net assets; included within that amount, up to 2% of such funds' net assets may be warrants which are not listed on the New York or American Stock Exchanges.

OTHER TRANSACTIONS

     The Funds will invest in underlying funds only if such funds will not invest in oil, gas or other mineral leases, or in real estate or real estate limited partnership interests.


                            INVESTMENT RESTRICTIONS

     The Funds have adopted the following investment restrictions, some of which have also been described in the Prospectus. They may not be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

     As to each Fund, the Fund may not:

     (1) Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes in amounts (taken at the lower of cost or current value) not exceeding 5% or, in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, 33.3% of its total assets (not including the amount borrowed) and may pledge its assets to secure such loans. So long as loans are outstanding, the Fund(s) (except for the Leveraged Growth Fund) will not purchase any securities. For the purpose of this restriction, collateral arrangements and initial and variation margin with respect to the purchase and sale of delayed delivery and when-issued securities, futures contracts and options are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or options are deemed to be the issuance of a senior security. In addition to the foregoing, the Leveraged Growth Fund may borrow for investment purposes as set forth elsewhere in the Prospectus and Statement of Additional Information;

     (2) Make loans of money or securities, except the Fund may (a) purchase debt obligations in accordance with its investment objectives and policies, (b) lend its portfolio securities (up to 33% of the value of its total assets) as permitted under the Investment Company Act of 1940, as amended, and (c) invest in repurchase agreements (but repurchase agreements having a maturity of longer than 7 days, together with illiquid assets, are limited to 10% of the Fund's total assets);

     (3) Invest more than 25% of the Fund's total assets in the securities of any one investment company, except as part of a merger, consolidation of other acquisition.

     (4) Purchase or sell commodities or commodity contracts, real estate or other interests in real estate except that the Fund may: invest in (a) securities secured by real estate, securities of companies which invest or deal in real estate; and (b) futures contracts and options thereon (subject to number 4, below); and

     (5) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that, with respect to the Flexible Bond Fund and the Asset Allocation Fund pertaining to U.S. Government Securities, all Funds except the Flexible Bond Fund pertaining to stocks and stock indices and the Asset Allocation Fund pertaining to commodities and currencies related to its portfolio securities, the Fund may: (a) purchase put and call options: (b) write covered put and call options provided that the aggregate value of the obligations underlying the put options will not exceed 50% of the net assets: (c) purchase and sell futures contracts; and (d) purchase options on futures contracts and sell covered options thereon, provided that the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets and the aggregate margin deposits required on all such futures contracts or options thereon held at any time do not exceed 5% of the Fund's total assets.

     (6) As to 75% of it's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (U.S. Government Securities are not subject to this limitation);

     (7) Purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (U.S. Government Securities are not subject to this limitation);

     (8) Invest more than 25% of the value of its total assets in any industry or group of industries other than investment companies (except that U.S. Government Securities are not subject to these limitations);

     (9) Invest more than 5% of its total assets in securities of issuers (other than U.S. Government Securities and investment companies) which together with their predecessors, have a record of less than three years' continuous operation;

     (10) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Manager who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

     (11) Invest in securities which are restricted as to disposition under the Federal securities laws;

     (12) Invest in securities which are considered illiquid, if the total of such securities would exceed 10% of the Fund's total assets (Investment company securities are considered illiquid to the extent the Fund owns more than 1% of an investment company's outstanding shares) (Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction) ;

     (13) Invest for the purpose of exercising control or management of another issuer;

     (14) Invest in interests in oil, gas or other mineral exploration or development programs (except the Fund may invest in securities issued by companies engaged in such businesses);

     (15) Underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of portfolio securities);

     (16) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and initial and variation margin payments in connection with transactions in Futures Contracts and related options are not considered purchasing securities on margin), provided, however, that this restriction which is intended to apply to margin accounts with brokers shall not restrict the Leveraged Growth Fund from borrowing from banks in accordance with the limitations contained in the Prospectus under "Investment Restrictions" and elsewhere in the Prospectus and in the Statement of Additional Information;

     (17) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security a Fund does not own. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) (The purchase of put options as described in the prospectus is not a short position for the purposes of this restriction.);

     (18) Participate on a joint or joint and several basis in any trading account in securities;

     (19) Purchase foreign securities in excess of 5% of the Fund's total assets (ADR's and U.S.-registered investment companies are not considered foreign securities for this purpose); or

     (20) Purchase foreign currencies, except that the Asset Allocation Fund may engage in transactions in foreign currencies, including options and futures thereon, but only for hedging purposes with respect to the Fund's portfolio securities.

     Percentage restrictions stated in any investment restriction apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation, the Funds will, to the extent necessary, reduce their existing loans to comply with the limitation


                          SPECIAL SHAREHOLDER SERVICES

     As noted in our prospectus, the Trust offers the following shareholder services;

REGULAR ACCOUNT

     The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in a shareholder account may be requested by a shareholder.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders owning shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Transfer Agent to redeem the necessary number of shares periodically (each month), or quarterly in the months of January, April, July and October) in order to make the payments requested. Share certificates for the shares being redeemed must be held by the Transfer Agent. If a check is used to pay the redemption proceeds, it will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. There is no charge for the use of this plan. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic

Withdrawal Plan may be terminated at any time by the Trust upon thirty day's written notice or by a shareholder upon written notice to the Transfer Agent. Applications and further details may be obtained by calling the Transfer Agent at 1-800-224-4743, or by writing to Merriman Mutual Funds, c/o Firstar Trust Co., Mutual Funds Services, 3rd Floor, PO Box 701, Milwaukee, WI 53201-0701.

RETIREMENT PLANS

     As noted in the Fund's Prospectus, an investment in a Fund's shares may be appropriate for IRA's, Keogh Plans and corporate retirement plans. Unless otherwise directed, capital gains distributions and dividends received on Fund shares held by any of these plans will be automatically reinvested in additional Fund shares and will be exempt from taxation until distributed from the plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The Trust intends to offer pre-qualified plans as described herein.

INDIVIDUAL RETIREMENT ACCOUNT (IRA) Shares of the Fund may be purchased as an investment for an IRA account, including those established by employers as Simplified Employee Pension-IRAs ("SEP-IRA") or Savings Incentive Match Plans ("SIMPLE") for the benefit of their employees. Information concerning an IRA, SEP-IRA or SIMPLE retirement plan, fees charged for maintaining such plans, more detailed information and disclosures made pursuant to requirements of the Inter-nal Revenue Code ("the Code"), and assistance in opening a plan may be obtained from the Trust by calling 1-800-423-4893. The following discussion is intended as a general and abbreviated summary of the applicable provisions of the Code and related Treasury regulations currently in effect. It should not be relied upon as a substitute for obtaining personal tax or legal advice.

    DEDUCTIBLE IRA. Generally, a person may make deductible contributions out of earned income to an IRA up to $2,000 each year. However, persons who are active participants in employer sponsored pension plans ("Employer Plans") are subject to certain restrictions on deductibility under the Internal Revenue Code of 1986, as amended by the Taxpayer Relief Act of 1997 ("the Code"). The restrictions for the calendar year 1998, applicable to active participants in Employer Plans, are as follows:
   A single person who has an adjusted gross income of $30,000 or more, but not exceeding $40,000, is allowed to deduct a portion of his IRA contribution. That portion decreases proportionately to the extent the individual's income exceeds $30,000. No deduction is allowed where the single person's adjusted gross income exceeds $40,000.
   A married couple filing a joint return with adjusted gross income of $50,000 or more, but not exceeding $60,000, is also allowed to deduct a portion of their IRA contributions. That portion decreases proportionately to the extent the couple's adjusted gross income exceeds $50,000. No deduction is allowed where the couple's adjusted gross income exceeds $60,000.
   A married couple filing jointly where one spouse does not participate and the other spouse does participate in an Employer Plan, the spouse who does not par-ticipate may deduct IRA contributions up to $2,000, but this deduction is phased out where the couple's adjusted gross income ranges from $150,000 to $160,000. No deduction is allowed where the couple's adjusted gross income exceeds $160,000.

    NONDEDUCTIBLE ROTH IRA. Effective for tax years beginning after December 31, 1997, the new Roth IRA allows individuals to contribute up to $2,000 ($4,000 for joint filers) annually out of earned income. Eligibility to contribute to a Roth IRA is phased out as adjusted gross income rises from $95,000 to $110,000 for single filers and from $150,000 to $160,000 for joint filers.

    ROLLOVER TO A ROTH IRA. Amounts from existing deductible or nondeductible IRAs may be rolled over to a Roth IRA without the 10% early distribution penalty described below, unless the Taxpayer's adjusted gross income exceeds $100,000. However, regular income tax will be due on any existing taxable amounts that are rolled over from a current IRA. If the rollover is done during 1998, the result-ing taxable income may be spread out ratably over a four year period beginning in 1998.

    TAXATION OF IRAs UPON DISTRIBUTION. An investment in Fund shares through IRA deductible or nondeductible contributions is advantageous because the deductible contributions, income, dividends and capital gains distributions earned on your Fund shares are generally not taxable to you as long as the Funds remain in your IRA, but may be taxable to you when distributed.
   Distributions from IRAs are generally taxable as ordinary income when dis-tributed to the extent of earnings and deductible contributions. Nondeductible contributions are not taxable. Because Roth IRA distributions are considered to come from notdeductible contributions first, no tax or penalty will generally result until all nondeductible contributions have been withdrawn. Distributions rolled over into another IRA ("Rollover Contributions") in accordance with certain rules under Section 408(d)(3) of the Code are tax-free. In addition, earnings which accumulated tax-free on a Roth IRA are distributed tax-free to the extent that they are made with respect to Qualified Distributions. Qualified Distributions are distributions that are made (1) at least five years after the first year that a contribution was made to the Roth IRA and (2) after the age of 59-1/2, after the death or disability of an individual, or for qualified first-time home purchase expenses subject to a $10,000 lifetime maximum.
   Most distributions from IRAs made before age 59-1/2 are subject to an early distribution penalty tax equal to 10% of the distribution ( in addition to any regular income tax which may be due). Nondeductible contributions are not sub-ject to the penalty. Penalty-free distributions are allowed for up to $10,000 of first-time buying expenses. Penalty-free distributions are also allowed for money used to pay qualified higher education expenses ( including graduate level course expenses) of the taxpayer, the taxpayer's spouse, or a child or grand-child of the taxpayer (or of the taxpayer's spouse). Qualified expenses include tuition, fees, books, supplies, required equipment, and room and board at a post secondary educational institution. Qualified expenses are reduced by certain scholarships and veterans' benefits and the excluded income on qualifying U. S. savings bonds. Penalty-free distributions are also allowed for Rollover Contri-butions, in the case of death or disability, made in the form of certain peri-odic payments, used to pay certain medical expenses or used to purchase health insurance for an unemployed individual. You will incur other penalties if you fail to begin distributions of accumulated IRA amounts by April 1 following the year in which you attain age 70-1/2, but this does not apply to the Roth IRA.

KEOGH PLANS and CORPORATE RETIREMENT PLANS. Fund shares may also be purchased as an investment for Keogh and Corporate Retirement Plans. There are penalties for premature distributions from a Keogh Plan prior to age 59-1/2, except in the case of death or disability.

HOW to ESTABLISH RETIREMENT ACCOUNTS. All the foregoing retirement plan options require special applications or plan documents. Please call the Trust at 1-800-423-4893 to obtain information regarding the establishment of retirement plan accounts. In the case of IRA and certain other pre-qualified plans, nominal fees will be charged in connection with plan establishment, custody and maintenance, all of which are detailed in plan documents. You may wish to con-sult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

EXCHANGE PRIVILEGE

     Shareholders may exchange shares (in amounts of $1,000 or more) of any Merriman Fund for shares of any other Merriman Fund or for shares of the Firstar U.S. Government Money Market Fund, the Firstar Money Market Fund or the Firstar Tax-Exempt Money Market Fund. A current prospectus of the Firstar Funds should be obtained and read prior to seeking any such exchange. There is a service charge levied by the Transfer Agent for each exchange made by telephone. There is no fee if made by mail. The Transfer Agent will redeem sufficient shares in your account to cover the fee, which currently is $5.00. This fee may be changed from time to time by the Transfer Agent, but shareholders will be given at least 60 days written notice prior to instituting a fee change. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or number of the shares to be exchanged. Your exchange will take effect as of the next determination of net asset value per share of each fund involved (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trustees determine that it would be in the best interest of shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of one fund and the purchase of those of the second fund. Consequently, the sale will likely involve either a capital gain or loss to the shareholder for Federal income tax purposes.

REDEMPTIONS IN KIND

     No Fund intends, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. To protect shareholders, an irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, as amended, wherein the Trust committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of either Fund during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

TRANSFER OF REGISTRATION

     To transfer shares to another owner, send a written request to the Transfer Agent c/o Firstar Trust Co., Mutual Fund Services, 3rd Floor, PO Box 701, Milwaukee, WI 53201-0701. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees" in the Prospectus); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                               PURCHASE OF SHARES

     The purchase price of Fund shares is the net asset value next determined after the order is received. An order received prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next Business Day. The Exchange currently closes at 4:00 p.m., New York City time. An order to purchase shares is not binding on the Trust until the Transfer Agent confirms it in writing (or unless other arrangements have been made with the Transfer Agent, for example in the case of orders utilizing wire transfer of funds) and payment has been received.
     The Trust reserves the right in its sole discretion (i) to suspend the offering of Fund shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of such Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of Fund shares.

                              REDEMPTION OF SHARES

     The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.
     No charge is made by the Trust for redemptions although, as disclosed in the Prospectus, the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

TELEPHONE REDEMPTION PRIVILEGE. The Prospectus describes the procedures the Funds follow to establish and operate the telephone redemption privilege. To protect the Funds, their agents and shareholders from liability, the Funds employ reasonable procedures to help ascertain that the instructions communicated by telephone are genuine. Among other things, the Transfer Agent will require the caller to provide verifying information unique to the shareholder. Such information could include a password or other form of personal identification. In addition, the call/transaction will be recorded.

                         NET ASSET VALUE DETERMINATION

     Under the Investment Company Act of 1940, as amended, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The Net Asset Value of each Fund is determined as of the close of trading of the New York Stock Exchange (currently 4:00 p.m., New York City time) on each Business Day. A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Election Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities which is accrued daily.
     Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. It is expected that for U.S. Government Securities and other fixed income securities this ordinarily will be the over-the-counter market. For equity securities this will ordinarily be the principal exchange on which the security is traded or the NASDAQ National Market System. Over-the-counter securities that are not traded on a particular day and fixed income securities are priced at the current quoted bid price. However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. Stock exchange and NASDAQ securities are priced at the latest quoted sale on the date of valuation. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Trustees determine that such valuation does not represent fair value. Short-term debt securities which mature in more than 60 days are valued at last sale or current bid quotations. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.


                             TRUSTEES AND OFFICERS

     The following is a list of the Trustees and Officers of the Merriman Investment Trust, and a brief statement of their present positions and principal occupations during the past five years:

NAME, AGE AND ADDRESS               PRINCIPAL OCCUPATION(S)
POSITION WITH TRUST                 DURING PAST 5 YEARS

David A. Ederer, Age 55 **          Since 1974, Managing Partner of D. A. Ederer
4919 NE Laurelcrest Lane            Company, a  private  investment  company. In
Seattle, WA  98105                  connection  therewith, Mr. Ederer  serves as
TRUSTEE                             an Executive Officer and holds a substantial
                                    ownership position in numerous industrial and service companies.

Paul A. Merriman, Age 54 *          Since  1983, President  and  Chief Executive
1200 Westlake Avenue North          Officer of  Paul A.  Merriman  & Associates,
Seattle, WA  98109                  Inc.,  an  investment  advisory  firm. Since
PRESIDENT AND TRUSTEE               October  1987,  General  Partner of Merriman
                                    Investment  Management  Company, the Trust's
                                    Investment Manager.

William L. Notaro, Age 55 *         Since 1981, Owner of Wm L. Notaro & Company,
2914 Kennewick Place NE             a  Seattle  Investment  Advisory firm. Since
Renton, WA  98056                   October 1987, Exec. Vice President and Chief
EXECUTIVE VICE PRESIDENT,           Operating  Officer  of  Merriman  Investment
SECRETARY, TREASURER AND            Management  Company,  the Trust's Investment
TRUSTEE                             Manager.



Ben W. Reppond, Age 51 **           Since  1981,  President  and Chief Executive
6965 NE Buck Lake Road              Officer, the Reppond Co., Inc., an insurance
Hansville, WA 98340                brokerage firm.
TRUSTEE

* These Trustees are "interested persons" of the Fund, by virtue of their positions with the Investment Manager.
** These trustees are members of the Audit Committee.

     Trustees and officers of the Trust who are interested persons of the Trust receive no salary or fees from the Trust. Trustees of the Trust who are not interested persons of the Trust receive $500 per year plus $100 per meeting of the Board of Trustees attended by them. For the fiscal year ended September 30, 1997, remuneration of the Trustees and officers, in the aggregate, by the Trust, was $1,500. As of November 30, 1997, the Trustees and officers owned, as a group 66,093 shares (5.58%) of the Leveraged Growth Fund and less than 1% of the outstanding shares of the Flexible Bond Fund, the Growth & Income Fund, the Capital Appreciation Fund, and the Asset Allocation Fund.

                                5% SHAREHOLDERS

     The Trust is aware of the following persons who owned of record, or beneficially, more than 5% of the shares of any Fund as of November 30, 1997:

FLEXIBLE BOND FUND      Charles Schwab & Co., Inc.                    21.91%
                        San Francisco, California 94104-4175         Record (1)

                        Ruth E. Kane, Trustee                          5.69%
                        Albert E. Kane Trust                 Record & Beneficial
                        2880 Stemilt Road
                        Wenatche, WA 98801

LEVERAGED GROWTH FUND   Paul A. Merriman                              5.58%
                        1200 Westlake Avenue North        Record & Beneficial(2)
                        Seattle, Washington 98109

(1) Charles Schwab & Co., Inc., a broker-dealer, has advised that no individual client beneficially owned so much as 5% of the Fund. (2) Includes shares owned by: Mr. Merriman for his own and his wife's account; Merriman Investment Management Co., the Leveraged Growth Fund's Investment Manager; Paul A. Merriman & Associates, Inc. P/S Plan; and Paul A. Merriman &
Associates, Inc. 401(k) P/S Plan.

                               INVESTMENT MANAGER

     Merriman Investment Management Company (the "Investment Manager") manages the Funds' investments pursuant to an Investment Management Agreement as described in the Prospectus. Compensation of the Investment Manager, based upon the Fund's daily average net assets, is at the following annual rates:

                                               Flexible Bond         All Other
                                                    Fund               Funds

  On the First $250 million                       1.000%               1.250%
  On the next $250 million                         .875%               1.125%
  On all above $500 million                        .750%               1.000%

     In the event that additional series or funds are authorized by the Trustees, each additional fund would compute investment fees separately. See the Prospectus for a description of the services provided to the Funds by the Investment Manager.

     Advisory fees paid to and expense reimbursements (or advisory fee waivers) received from the Investment Manager have been as follows:

                       FISCAL PERIOD   FLEXIBLE BOND    GROWTH &       CAPITAL        ASSET       LEVERAGED
                           ENDED           FUND          INCOME     APPRECIATION   ALLOCATION       GROWTH
                       SEPTEMBER 30,                      FUND          FUND          FUND           FUND
Advisory Fees:             1997            $92,669       $113,874      $193,036      $210,890       $199,789
                           1996             86,416        113,042       232,703       248,132        172,334
                           1995             92,419        121,720       286,406       309,010         89,884

Reimbursements:            1997                - -            - -           - -           - -            - -
                           1996                - -            - -           - -           - -            - -
                           1995             10,283            - -           - -         1,988          5,910


     Paul A. Merriman is President and Trustee of the Trust. A company he wholly owns, Paul A. Merriman & Associates, Inc., owns a 50% interest, as General Partner, in the Investment Manager. Only the General Partner has the right to manage the affairs of the Investment Manager and the limited partners are considered passive investors. Merriman Investment Management Company, L.P. is a Washington limited partnership. William L. Notaro, Exec. Vice President of the Trust, serves in the same capacity for the Investment Manager. Messrs Merriman and Notaro, the principal officers and control persons of the Investment Manager also serve as principal officers and trustees of the Trust. See "Trustees and Officers" for details.

                         MANAGEMENT AND OTHER SERVICES

     The firm of Tait, Weller & Baker, of Philadelphia, PA, is the independent auditor of the Trust's financial statements.
     Firstar Trust Company, Mutual Fund Services--3rd Floor, 615 E. Michigan Street, Milwaukee, WI 53202, serves as custodian for the Funds. As such it holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the Investment Company Act of 1940, as amended), collects all income and effects all securities transactions on behalf of the Funds.
     Firstar Trust Company also serves as Shareholder Servicing Agent and as Fund Accounting Servicing Agent for the Funds. As Shareholder Servicing Agent, it effects all transactions in shareholder accounts, maintains all shareholder records and pays income dividends and capital gains distributions as directed by the Board of Trustees. As Fund Accounting Servicing Agent, it provides portfolio accounting services, expense accrual and payment services, Fund valuation and financial reporting services, tax accounting services and compliance control services.

                          ALLOCATION OF TRUST EXPENSES

     The Investment Manager provides a continuous investment management program, furnishes the services and pays the compensation of the executive officers of the Trust, provides suitable office space, necessary small office equipment, utilities, general purpose forms and supplies used at the offices of the Trust. Each Fund will pay all of its own expenses not assumed by the Investment Manager, including, but not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or Funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each Fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each Fund.

                                   BROKERAGE

     It is the Trust's intention to seek the best price and execution for all portfolio securities transactions. The Investment Manager (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Investment Manager from effecting Fund portfolio transactions with any broker-dealer related or affiliated with any Trustee, officer or director of the Trust or its Investment Manager or any interested person of such person. Normally, most of the Fund's portfolio transactions will be investments in other investment companies in which no brokerage commissions or dealer mark-ups are incurred. Options and Futures Contracts generally involve the payment of commissions. With respect to securities traded only in the over-the counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker. While there is no formula, agreement or undertaking to do so, the Investment Manager may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Investment Manager with investment recommendations, statistical or research services useful to the daily operation of the Trust. The Funds regard such services, customarily only available in return for brokerage business, as one of the many steps involved in keeping abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, it is of indeterminable value. Such services received on the basis of transactions for one Fund may also be used by the Investment Manager for the benefit of the other Fund or any other client it may have. Conversely, a Fund may benefit from such transactions effected for the benefit of the other Fund or of other clients. The Investment Manager may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions for a Fund, subject to best execution. It is the policy of the Trust not to pay higher brokerage commissions to any broker in consideration of research services provided than it would pay to a broker not providing such services.
     No brokerage commissions were paid during the past three fiscal years by any Fund.

                           ADDITIONAL TAX INFORMATION

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). As a regulated investment company, a Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. In order to qualify for tax treatment as a regulated investment company under the code, each fund will be required, among other things, to distribute annually at least 90% of its taxable income other than its net capital gains to shareholders (the "90% Test").
     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.
     Each Fund, including any additional fund(s) which might be created by the Trustees, is treated as a separate tax entity for Federal Income Tax purposes.

DIVIDENDS AND DISTRIBUTIONS. As explained in the Prospectus, dividends from net investment income and distributions of any capital gains will be taxable to shareholders (except for shareholders who are exempt from paying taxes on their income), whether received in cash or invested in additional Fund shares. For corporate shareholders, the 70% dividends received deduction, if applicable, should apply to distributions received from all Funds except the Leveraged
Growth Fund. As to dividends received from the Leveraged Growth Fund, a substantial portion of the distributions should be eligible for the dividends received deduction for corporate shareholders. Eligibility for the deduction, however, is: (i) reduced to the extent that the Fund's shares with respect to which the dividends are received are treated as "debt-financed;" and (ii) eliminated if the Fund's shares are determined to have been held for less than 46 days. Amounts qualifying for the deduction are incredible in adjusted alternative minimum taxable income and may require corporate shareholders to reduce their basis in the event distributions are treated as "extraordinary dividends." A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment. The Fund will send shareholders information each year on the tax status of dividends and disbursements. The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisers for the effect of any state or local taxation and for more complete information on federal taxation.

                           CAPITAL SHARES AND VOTING

     Please refer to the Prospectus, "Voting and Other", which contains information on the subject capital shares and voting. Shares of both Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any

Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g.; providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

                        FINANCIAL STATEMENTS AND REPORTS

     The books of each Fund will be audited at least once each year by independent auditors. Financial Statements of each Fund, as of September 30, 1997 (together with the report of the independent auditors), are included in the Trust's Annual Reports to Shareholders, respectively, and are incor-porated herein by reference. Shareholders will receive annual audited and semi -annual (unaudited) reports when published, and will receive written con-firmation of all confirmable transactions in their account. A copy of the Annual Report is available free of charge and will accompany the Prospectus or the Statement of Additional information ("S.A.I.") whenever either is requested by a shareholder or prospective investor.


                                  PERFORMANCE

     As discussed in the Prospectus, the Funds may, from time to time, advertise certain total return information. The total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Funds ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (1+T)n = ERV. The average annual total return for each Fund for the indicated period ended on September 30, 1997, is set forth below:


                               ONE YEAR    FIVE YEAR     TEN YEAR        SINCE FUND'S INCEPTION
       FUND NAME                PERIOD       PERIOD       PERIOD         %         INCEPTION DATE
   Flexible Bond Fund            9.64%        7.50%         - -        7.92%      October 6, 1988
   Growth & Income Fund         24.11%       11.13%         - -        9.40%    December 29, 1988
   Capital Appreciation Fund    21.93%       10.50%         - -        9.20%          May 2, 1989
   Asset Allocation Fund        14.43%       10.14%         - -        8.28%          May 2, 1989
   Leveraged Growth Fund        26.66%       11.84%         - -       11.14%         May 27, 1992

     Performance quotations should not be considered as representative of the Funds' performance for any specified period in the future.
     The Funds' performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of domestic, international or global investment performance. In particular, the Funds may compare their performance to the S & P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Flexible Bond Fund may compare its performance to the Salomon BIG Index, representative of the performance of unmanaged fixed income securities that are publicly traded in the U.S. securities markets. .
     Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals.
     Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc.'s description of its bond ratings:
Aaa- judged to be of the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds; A-posses many favorable investment attributes and are to be considered 'upper medium-grade obligations'; Baa-considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured; B-generally lack characteristics of a desirable investment; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest; Ca--speculative in a high degree; often in default; C--lowest rated class of bonds; regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators-1,2 and 3-to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking and 3 indicates a ranking toward the lower end of the category.

EXCERPTS FROM STANDARD & POOR'S  CORPORATION'S  DESCRIPTION OF ITS BOND RATINGS:
AAA-highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA-also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree; A-regarded as upper medium grade. A strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rating categories; BBB-regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment; BB, B, CCC, CC-predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                     PART C

                           MERRIMAN INVESTMENT TRUST



                                   FORM N-1A

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS: Included in Part A - Financial Highlights for fiscal years ended September 30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and
1989. Included in Part B - None.

(B) EXHIBITS

     (1) Restated Declaration of Trust - Incorporated by reference, Post-Effective Amendment No. 15, filed April 11, 1997
     (2) Amendment to By-Laws - Incorporated by reference, Post-Effective Amendment No. 1, filed October 13, 1988 Original By-Laws -Incorporated by reference, initial registration statement, filed 3/2/88
     (3) Not Applicable
     (4) Instruments Defining the Rights of Securities Holders - Incorporated by reference, Post-Effective Amendment No. 15, filed April 11, 1997
     (5) Investment Management Agreement - Incorporated by reference, Post-Effective Amendment No. 15, filed April 11, 1997
     (6) Not Applicable
     (7) Not Applicable
     (8) Custodian Agreement - Incorporated by reference, Pre-effective Amendment No. 1, filed June 28, 1988
     (9) (A) Shareholder Services Agreement - Incorporated by reference, Pre-effective Amendment No. 1, filed June 28, 1988 (B) Fund Accounting Services Agreement - Incorporated by reference, Pre-effective Amendment No. 1, filed June 28, 1988
     (10)Opinion of Counsel - Incorporated by reference, Pre-effective Amendment No. 2, filed August 27, 1988.
     (11)Consent   of  Independent   Auditors  - Enclosed.
     (12)Financial Statements Omitted from Item 23 - Annual Report to Shareholders, September 30, 1997 - Incorporated by reference, Filed November 18, 1997.
     (13)Assurance Letter with respect to Initial Capital - Incorporated by reference, Post-Effective Amendment No. 1, filed October 13, 1988
     (14)None - Each Fund uses standard Internal Revenue Service approved IRA, SEP-IRA and SIMPLE Forms.
     (15)None  - Not  applicable
     (16)Schedule for Computation of Performance Quotations - Enclosed.
     (17)Financial Data Schedule - Enclosed
     (18)Copies of Powers of Attorney - For Messrs Ederer and Reppond, Incorporated by reference, initial registration statement, filed March 2, 1988

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     There are no persons controlled by or under common control with the Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

     As of November 30, 1997, the number of record holders of the Funds of the Trust were as follows:

  Flexible Bond Fund             346         Capital Appreciation Fund       932
  Growth & Income Fund           432         Asset Allocation Fund           922
  Leveraged Growth Fund          841

ITEM 27.  INDEMNIFICATION

     Article VIII of the Trust's Declaration of Trust provides for indemnification of certain persons acting on behalf of the Trust.
     Article VIII, Section 8.1 states, "The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities," and further states that, "subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person in connection with the assets or affairs of the Trust or of any Fund, unless only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions."
     Section 8.2 states  concerning a Trustee's  liability,  "Subject to Section
8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant or Contracting Party, nor shall any Trustee be responsible for the act or omission of any other Trustee;
(ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties."
     Concerning indemnification by the Trust, or Fund of the Trust, section 8.4 states, "Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person's heirs, executors, administrators or other legal representatives, as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the bet interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in
Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder."
     Regarding compromise payments, the Declaration of Trust states, "As to any matter disposed of by a compromise payment by any Covered Person referred to in
Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."
     Finally, Section 8.6 states that, "The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person."
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Trust's Declaration of Trust and By-Laws, or otherwise, the Trust has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     The Trust reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Trust would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with the operation of the Trust, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Trust. Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses

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

incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees. Notwithstanding the foregoing, no insurance will be purchased which protects or purports to protect any officer or trustee for actions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Adviser. Currently, the Investment Adviser's sole business is to serve the Trust, principally as its investment adviser.

ITEM 29.  PRINCIPAL UNDERWRITERS

      Inapplicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All account books and records not normally held by the Custodian, Shareholder Servicing Agent and Fund Accounting Services Agent are held by the Trust in the care of Paul A. Merriman, 1200 Westlake Avenue, North, Seattle, Washington 98109.

ITEM 31.  MANAGEMENT SERVICES

     The substantive provisions of a Fund Accounting Services Agreement between the Registrant and Firstar Trust Company, are discussed in Part B hereof. The Agreement is referred to herein as Exhibit 9(B).

ITEM 32.  UNDERTAKINGS

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement, Post-Effective Amendment No 19, to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the 26 day of January, 1998.


                           MERRIMAN INVESTMENT TRUST




                                    By:              /s/ Paul A. Merriman
                                                     Paul A. Merriman
                                                     President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.




  /s/ Ben W. Reppond *      Trustee                                      1/26/98
      Ben W. Reppond        (Title)                                       (Date)




  /s/ David A. Ederer *     Trustee                                      1/26/98
      David A. Ederer       (Title)                                       (Date)



                            President and Trustee
  /s/ Paul A. Merriman      (Chief Executive Officer)                    1/26/98
      Paul A. Merriman      (Title)                                       (Date)



                            Exec. Vice President, Treasurer & Trustee
  /s/ William L. Notaro     (Chief Accounting & Financial Officer)       1/26/98
      William L. Notaro     (Title)                                       (Date)







* Signed by Paul A. Merriman under Powers of Attorney dated 2/22/88

                                    EXHIBITS

                           MERRIMAN INVESTMENT TRUST

                                   FORM N-1A


                               INDEX OF EXHIBITS
                (Numbers coincide with Item 24(b) of Form N-1A)






                         (11) Consent of Independent Auditors
                         (16) Schedule of Computation for Performance Quotations
                         (17) Financial Data Schedule

                                   EXHIBIT 11


                         CONSENT OF INDEPENDENT AUDITORS










                                   EXHIBIT 16

              SCHEDULE OF COMPUTATION FOR PERFORMANCE QUOTATION











                                   EXHIBIT 17

                            FINANCIAL DATA SCHEDULES

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